Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2017

FOURTH QUARTER 2017

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7-8
Consolidated Balance Sheets	9
Consolidated Income Statements	10
Funds From Operations	11
Funds Available for Distribution	12
Interest Coverage Ratios	13
Capital Structure	14
Debt Analysis	15-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Reconciliation of Net Income Attributable to Boston Properties, Inc. Common Shareholders to Same Property Performance	21-22
Same Property Net Operating Income by Reportable Segment	23
Residential and Hotel Performance	24
Capital Expenditures, Tenant Improvements and Leasing Commissions	25
Portfolio Overview	26
In-Service Property Listing	27-29
Occupancy by Location	30
Top 20 Tenants and Tenant Diversification	31
Aggregate Lease Expiration Roll Out	32
Boston Lease Expiration Roll Out	33-34
New York Lease Expiration Roll Out	35-36
San Francisco and Los Angeles Lease Expiration Roll Out	37-38
Washington, DC Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Leasing Activity	43
Acquisitions/Dispositions	44
Value Creation Pipeline - Construction in Progress	45
Value Creation Pipeline - Land Parcels and Purchase Options	46
Definitions	47-48

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Rendering of 7750 Wisconsin Avenue (Marriott International Headquarters), Bethesda, MD)

FOURTH QUARTER 2017

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties,” “BXP” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of Class A office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. Boston Properties is a fully integrated real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of primarily Class A office space totaling 50.3 million square feet and consisting of 167 office properties (including eight properties under construction/redevelopment), six residential properties (including four properties under construction), five retail properties, and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 36 individuals averages 30 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on select targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities - currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full-service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	taking on complex, technically challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and employer of choice for talented real estate professionals.

Snapshot
(as of December 31, 2017)
Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Los Angeles, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	179
Total Square Feet (includes unconsolidated joint ventures)	50.3 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (“MYLTIP”) Units) on an as-converted basis (1)	172.0 million
Dividend - Quarter/Annualized (2)	$0.80/$3.20
Dividend Yield	2.46%
Consolidated Market Capitalization	$32.8 billion
BXP’s Share of Market Capitalization (3)	$32.2 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	For additional detail, see page 14.
(2)	The Company increased its regular quarterly cash dividend to $0.80 from $0.75 per share of common stock beginning with the period from October 1, 2017 to December 31, 2017.
(3)	For the Company’s definition of BXP’s Share of Market Capitalization and related disclosures, see page 47. For a reconciliation of Consolidated Market Capitalization to BXP’s Share of Market Capitalization, see page 14.

FOURTH QUARTER 2017

INVESTOR INFORMATION

Board of Directors		Management
Joel I. Klein	Dr. Jacob A. Frenkel	Raymond A. Ritchey	John F. Powers
Lead Independent Director	Director, Chair of Nominating & Corporate Governance Committee	Senior Executive Vice President	Executive Vice President, New York Region

Owen D. Thomas		Michael E. LaBelle	Frank D. Burt
Chief Executive Officer and Director	Matthew J. Lustig Director	Executive Vice President, Chief Financial Officer and Treasurer	Senior Vice President, General Counsel

Douglas T. Linde
President and Director	Alan J. Patricof	Peter D. Johnston	Michael R. Walsh
	Director	Executive Vice President, Washington, DC Region	Senior Vice President, Chief Accounting Officer
Bruce W. Duncan
Director	Martin Turchin
	Director	Bryan J. Koop
Karen E. Dykstra		Executive Vice President,
Director	David A. Twardock	Boston Region
Director, Chair of Audit Committee
Carol B. Einiger		Robert E. Pester
Director, Chair of Compensation Committee		Executive Vice President,
San Francisco Region

Chairman Emeritus
Mortimer B. Zuckerman

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to Michael E. LaBelle

Executive Vice President, Chief Financial Officer and Treasurer at 617.236.3352 or

mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2017		Q3 2017	Q2 2017	Q1 2017	Q4 2016
High Closing Price	$130.96		$124.95	$136.87	$139.88	$133.39
Low Closing Price	$120.68		$117.70	$120.27	$127.00	$114.07
Average Closing Price	$125.40		$121.10	$126.45	$132.59	$124.31
Closing Price, at the end of the quarter	$130.03		$122.88	$123.02	$132.41	$125.78
Dividends per share	$0.80	(1)	$0.75	$0.75	$0.75	$0.75
Closing dividend yield - annualized	2.46%		2.44%	2.44%	2.27%	2.39%

Closing common shares outstanding, plus common units and LTIP units (other than unearned MYLTIP Units) on an as-converted basis (thousands) (2)	171,954		171,951	171,949	171,938	171,774

Closing market value of outstanding shares and units (thousands) (2)	$22,559,179		$21,329,339	$21,353,166	$22,966,310	$21,805,734

(1)	The Company increased its regular quarterly cash dividend to $0.80 from $0.75 per share of common stock beginning with the period from October 1, 2017 to December 31, 2017.
(2)	For additional detail, see page 14.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

First Quarter, 2018	Tentatively April 24, 2018
Second Quarter, 2018	Tentatively July 31, 2018
Third Quarter, 2018	Tentatively October 30, 2018
Fourth Quarter, 2018	Tentatively January 29, 2019

FOURTH QUARTER 2017

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

Jacob Kilstein	Anthony Paolone	Andrew Mollay	Stephen Boyd
Argus Research Company	J.P. Morgan Securities	Bank of America Merrill Lynch	Fitch Ratings
646.747.5447	212.622.6682	646.855.6435	212.908.9153

Jeffrey Spector / Jamie Feldman	Craig Mailman / Jordan Sadler	Peter Troisi	Ranjini Venkatesan
Bank of America Merrill Lynch	KeyBanc Capital Markets	Barclays	Moody’s Investors Service
646.855.1363 / 646.855.5808	917.368.2316 / 917.368.2280	212.412.3695	212.553.3828

Ross Smotrich	Richard Anderson	Mark Streeter	Anita Ogbara
Barclays Capital	Mizuho Securities	J.P. Morgan Securities	Standard & Poor’s
212.526.2306	212.205.8445	212.834.5086	212.438.5077

John Kim	Vikram Malhotra	Thierry Perrein / Kevin McClure
BMO Capital	Morgan Stanley	Wells Fargo
212.885.4115	212.761.7064	704.715.8455 / 704.410.3252

Tom Catherwood	Brad Schwer
BTIG	Morningstar
212.738.6140	312.244.7061

Michael Bilerman / Emmanuel Korchman	Mike Carroll
Citigroup Global Markets	RBC Capital Markets
212.816.1383 / 212.816.1382	440.715.2649

Barry Oxford	David Rodgers / Richard Schiller
D.A. Davidson & Co.	RW Baird
212.240.9871	216.737.7341 / 312.609.5485

Vincent Chao / Mike Husseini	Alexander Goldfarb / Daniel Santos
Deutsche Bank Securities	Sandler O’Neill & Partners
212.250.6799 / 212.250.7703	212.466.7937 / 212.466.7927

Steve Sakwa / Robert Simone	John Guinee / Aaren Wolf
Evercore ISI	Stifel, Nicolaus & Company
212.446.9462 / 212.446.9459	443.224.1307 / 443.224.1206

Jed Reagan	Michael Lewis
Green Street Advisors	SunTrust Robinson Humphrey
949.640.8780	212.319.5659

Andrew Rosivach	Nick Yulico
Goldman Sachs	UBS Securities
212.902.2796	212.713.3402

Jonathan Petersen / Omotayo Okusanya	Blaine Heck
Jefferies & Co.	Wells Fargo Securities
212.284.1705 / 212.336.7076	443.263.6529

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FOURTH QUARTER 2017

GUIDANCE

The Company’s guidance for the first quarter 2018 and full year 2018 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (“EPS”) and diluted funds from operations (“FFO”) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below. Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on January 30, 2018 and otherwise referenced during the Company’s conference call scheduled for January 31, 2018. The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 48. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	First Quarter 2018			Full Year 2018
	Low		High	Low		High
Projected EPS (diluted)	$1.15	—	$1.17	$3.24	—	$3.37
Add:

Projected Company share of real estate depreciation and amortization	0.88	—	0.88	3.55	—	3.55

Less:
Projected Company share of gains on sales of real estate	0.56	—	0.56	0.56	—	0.56

Projected FFO per share (diluted)	$1.47	—	$1.49	$6.23	—	$6.36

ASSUMPTIONS

(dollars in thousands)

	Full Year 2018
	Low		High
Operating property activity:
Average In-service portfolio occupancy	90.0%	—	92.0%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	0.50%	—	2.50%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	0.50%	—	2.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excludes asset sales)	$40,000	—	$50,000
BXP’s Share of incremental net operating income related to asset sales over prior year	$(8,000)		$(8,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$55,000	—	$75,000
Hotel net operating income	$13,000	—	$15,000
Termination income	$4,000	—	$8,000

Other income (expense):
Development and management services income	$29,000	—	$34,000
General and administrative expense	$(120,000)	—	$(115,000)
Net interest expense	$(380,000)	—	$(365,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFC	$(140,000)	—	$(127,000)

FOURTH QUARTER 2017

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are shown on pages 11-13. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	Three Months Ended
	31-Dec-17	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16
Net income attributable to Boston Properties, Inc. common shareholders	$103,829	$117,337	$133,709	$97,083	$147,214
Net income attributable to Boston Properties, Inc. per share - basic	$0.67	$0.76	$0.87	$0.63	$0.96
Net income attributable to Boston Properties, Inc. per share - diluted	$0.67	$0.76	$0.87	$0.63	$0.96
FFO attributable to Boston Properties, Inc. (1)	$230,132	$243,015	$257,881	$228,383	$236,898
Diluted FFO per share (1)	$1.49	$1.57	$1.67	$1.48	$1.54
Dividends per common share	$0.80	$0.75	$0.75	$0.75	$0.75
Funds available for distribution to common shareholders and common unitholders (FAD) (1) (2)	$157,576	$193,686	$172,723	$178,002	$151,183

Ratios:

Interest Coverage Ratio (excluding capitalized interest) (3)	4.00	4.25	4.28	3.88	3.86
Interest Coverage Ratio (including capitalized interest) (3)	3.31	3.54	3.67	3.40	3.46
FFO Payout Ratio (2)	53.69%	47.77%	44.91%	50.68%	48.70%
FAD Payout Ratio (2)	87.36%	66.63%	74.72%	72.49%	85.28%

Selected Items (4):

Revenue	$655,229	$657,712	$656,907	$632,228	$636,061
Partners’ share of revenue from consolidated joint ventures	(71,299)	(72,598)	(73,027)	(70,178)	(69,766)
BXP’s share of revenue from unconsolidated joint ventures	26,725	26,047	26,174	25,650	24,828

BXP’s Share of revenue	$610,655	$611,161	$610,054	$587,700	$591,123

Straight-line rent	$22,323	$16,105	$3,060	$12,023	$14,711
Partners’ share of straight-line rent from consolidated joint ventures	(3,373)	(1,960)	3,326	(590)	(1,103)
BXP’s share of straight-line rent from unconsolidated joint ventures	2,864	2,691	2,435	3,563	3,696

BXP’s Share of straight-line rent	$21,814	$16,836	$8,821	$14,996	$17,304

Fair value lease revenue (5)	$5,655	$5,781	$5,464	$5,390	$6,840
Partners’ share of fair value lease revenue from consolidated joint ventures (5)	(1,696)	(1,721)	(1,580)	(1,575)	(2,194)
BXP’s share of fair value lease revenue from unconsolidated joint ventures (5)	457	415	492	493	494

BXP’s Share of fair value lease revenue	$4,416	$4,475	$4,376	$4,308	$5,140

Lease termination fees	$756	$4,783	$13,601	$3,918	$504
Partners’ share of lease termination fees from consolidated joint ventures	(6)	(1,233)	(2,506)	(1,310)	(31)
BXP’s share of termination income from unconsolidated joint ventures	66	28	404	316	13

BXP’s Share of termination income	$816	$3,578	$11,499	$2,924	$486

Fair value interest adjustment and hedge amortization	$(1,602)	$(1,606)	$7,319	$10,323	$10,145
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	144	144	(3,464)	(4,627)	(4,598)
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—

BXP’s Share of fair value interest adjustment and hedge amortization	$(1,458)	$(1,462)	$3,855	$5,696	$5,547

Ground rent expense (6)	$3,531	$3,702	$3,462	$3,459	$3,460
Gains (losses) from early extinguishments of debt	$(13,858)	$—	$14,354	$—	$—
Capitalized interest	$17,784	$16,658	$14,283	$12,345	$10,281
Capitalized wages (7)	$4,996	$4,710	$4,930	$3,947	$5,376
Operating margins [(rental revenue - rental expense)/rental revenue]	63.1%	62.6%	63.8%	63.1%	63.6%
Income from unconsolidated joint ventures	$4,197	$843	$3,108	$3,084	$2,585
BXP’s share of FFO from unconsolidated joint ventures	$10,507 (8)	$10,125	$12,737	$12,125	$11,277
Net income attributable to noncontrolling interests in property partnerships	$13,865	$14,340	$15,203	$4,424	$(2,121)
FFO attributable to noncontrolling interests in property partnerships	$32,761 (9)	$32,892	$34,530	$25,839	$25,135

(1)	For the Company’s definitions and related disclosures, see pages 47-48.
(2)	FFO Payout Ratio equals dividends per common share (excluding any special dividends) divided by Diluted FFO per share. For a quantitative reconciliation of FFO, see page 11. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD. For a quantitative reconciliation of FAD, see page 12.
(3)	For a quantitative reconciliation and related disclosures, see page 13.
(4)	Partners’ share and BXP’s share of line items below are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(6)	Includes non-cash straight-line adjustments to ground rent expense. See page 13 for the straight-line adjustments to the ground rent expense.
(7)	Includes internal wages, associated with leasing, of $1,515, $1,531, $1,414, $899 and $2,606 for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.
(8)	For additional detail, see page 18.
(9)	For additional detail, see page 20.

FOURTH QUARTER 2017

FINANCIAL HIGHLIGHTS (continued)

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	31-Dec-17		30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16
Balance Sheet Items:

Above-market rents (included within Prepaid Expenses and Other Assets)	$25,393		$28,112	$30,810	$33,923	$37,079
Below-market rents (included within Other Liabilities)	$98,753		$107,127	$115,869	$123,545	$132,495
Accrued rental income liability (included within Other Liabilities)	$36,305		$32,490	$34,600	$38,468	$31,829
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$45,205		$44,307	$43,753	$43,356	$42,717
Investments in unconsolidated joint ventures with deficit balances (included within Other Liabilities) (1)	$25,945		$22,863	$20,605	$21,610	$22,087
Outside members’ notes payable	$—		$—	$—	$180,000	$180,000
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable)	$—		$—	$—	$162,936	$153,758

Capitalization:

Common Stock Price @ Quarter End	$130.03		$122.88	$123.02	$132.41	$125.78
Equity Value @ Quarter End	$22,559,179		$21,329,339	$21,353,166	$22,966,310	$21,805,734

Consolidated Debt	$10,271,611		$10,234,634	$10,236,639	$9,886,845	$9,796,133
Add:
BXP’s share of Unconsolidated Joint Venture Debt (2)	608,874		591,622	317,724	317,719	318,193
Less:
Partners’ share of Consolidated Debt (3)	1,209,280		1,210,389	1,211,485	1,138,446	1,144,473

BXP’s Share of Debt (4)(5)	$9,671,205		$9,615,867	$9,342,878	$9,066,118	$8,969,853

Consolidated Market Capitalization	$32,830,790		$31,563,973	$31,589,805	$32,853,155	$31,601,867
Consolidated Debt/Consolidated Market Capitalization	31.29%		32.43%	32.40%	30.09%	31.00%
BXP’s Share of Market Capitalization (4)(5)	$32,230,384	(6)	$30,945,206	$30,696,044	$32,032,428	$30,775,587
BXP’s Share of Debt/BXP’s Share of Market Capitalization (4)(5)	30.01	%(6)	31.07%	30.44%	28.30%	29.15%

(1)	For additional detail, see page 17.
(2)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(3)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(4)	For the Company’s definitions, see pages 47-48.
(5)	BXP’s Share of a line item is based upon the Company’s percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(6)	For additional detail, see page 14.

FOURTH QUARTER 2017

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Dec-17	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16
ASSETS
Real estate	$19,610,199	$19,260,022	$19,015,077	$18,931,136	$18,862,648
Construction in progress (1)	1,269,338	1,386,638	1,348,838	1,211,324	1,037,959
Land held for future development (2)	204,925	212,585	250,451	249,800	246,656
Less accumulated depreciation	(4,577,454)	(4,484,798)	(4,379,446)	(4,302,283)	(4,222,235)

Total real estate	16,507,008	16,374,447	16,234,920	16,089,977	15,925,028
Cash and cash equivalents	434,767	493,055	492,435	302,939	356,914
Cash held in escrows	70,602	83,779	47,345	51,244	63,174
Investments in securities	29,161	27,981	26,781	25,817	23,814
Tenant and other receivables, net	92,186	79,750	88,687	73,012	92,548
Accrued rental income, net	861,575	835,415	820,022	812,124	799,138
Deferred charges, net	679,038	657,474	658,219	666,677	686,163
Prepaid expenses and other assets	77,971	144,817	93,985	150,905	129,666
Investments in unconsolidated joint ventures	619,925	611,800	819,368	793,932	775,198

Total assets	$19,372,233	$19,308,518	$19,281,762	$18,966,627	$18,851,643

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,979,281	$2,982,067	$2,986,283	$2,046,959	$2,063,087
Unsecured senior notes, net	7,247,330	7,252,567	7,250,356	7,248,152	7,245,953
Unsecured line of credit	45,000	—	—	105,000	—
Unsecured term loan	—	—	—	—	—
Mezzanine notes payable	—	—	—	306,734	307,093
Outside members’ notes payable	—	—	—	180,000	180,000
Accounts payable and accrued expenses	331,500	325,440	303,559	313,723	298,524
Dividends and distributions payable	139,040	130,434	130,432	130,418	130,308
Accrued interest payable	83,646	99,100	85,172	266,714	243,933
Other liabilities	443,980	419,215	452,608	446,489	450,821

Total liabilities	11,269,777	11,208,823	11,208,410	11,044,189	10,919,719

Commitments and contingencies	—	—	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,325,286, 154,322,266, 154,307,529, 153,849,231 and 153,790,175 outstanding, respectively	1,543	1,543	1,543	1,538	1,538
Additional paid-in capital	6,377,908	6,370,932	6,363,034	6,339,970	6,333,424
Dividends in excess of earnings	(712,343)	(692,739)	(694,320)	(712,270)	(693,694)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(50,429)	(51,796)	(53,161)	(50,983)	(52,251)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,813,957	5,825,218	5,814,374	5,775,533	5,786,295

Noncontrolling interests:
Common units of the Operating Partnership	604,739	605,802	604,997	617,252	614,982
Property partnerships	1,683,760	1,668,675	1,653,981	1,529,653	1,530,647

Total equity	8,102,456	8,099,695	8,073,352	7,922,438	7,931,924

Total liabilities and equity	$19,372,233	$19,308,518	$19,281,762	$18,966,627	$18,851,643

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	Includes land held for future development and pre-development costs.

FOURTH QUARTER 2017

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Dec-17	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16
Revenue
Rental
Base rent	$511,995	$513,269	$520,542	$503,562	$498,941
Recoveries from tenants	94,697	94,476	89,163	89,164	91,123
Parking and other	26,836	26,092	26,462	25,610	25,334

Total rental revenue	633,528	633,837	636,167	618,336	615,398
Hotel revenue	11,744	13,064	13,375	7,420	10,965
Development and management services	9,957	10,811	7,365	6,472	9,698

Total revenue	655,229	657,712	656,907	632,228	636,061

Expenses
Operating	121,066	120,274	116,415	116,415	113,669
Real estate taxes	112,399	115,040	109,509	109,435	108,556
Demolition costs	430	2,027	4,530	2,437	1,873
Hotel operating	8,117	8,447	8,404	7,091	7,736
General and administrative (1)	29,396	25,792	27,141	31,386	25,293
Transaction costs	96	239	299	34	1,200
Depreciation and amortization	154,259	152,164	151,919	159,205	178,032

Total expenses	425,763	423,983	418,217	426,003	436,359

Operating income	229,466	233,729	238,690	206,225	199,702
Other income (expense)
Income from unconsolidated joint ventures	4,197	843	3,108	3,084	2,585
Gain on sale of investment in unconsolidated joint venture	—	—	—	—	59,370
Interest and other income	2,336	1,329	1,504	614	573
Gains from investments in securities (1)	962	944	730	1,042	560
Interest expense	(91,772)	(92,032)	(95,143)	(95,534)	(97,896)
Gains (losses) from early extinguishments of debt	(13,858)	—	14,354	—	—

Income before gains on sales of real estate	131,331	144,813	163,243	115,431	164,894
Gains on sales of real estate	872	2,891	3,767	133	—

Net income	132,203	147,704	167,010	115,564	164,894
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(13,865)	(14,340)	(15,203)	(4,424)	2,121
Noncontrolling interest - common units of the Operating Partnership (2)	(11,884)	(13,402)	(15,473)	(11,432)	(17,097)

Net income attributable to Boston Properties, Inc.	106,454	119,962	136,334	99,708	149,918
Preferred dividends	(2,625)	(2,625)	(2,625)	(2,625)	(2,704)

Net income attributable to Boston Properties, Inc. common shareholders	$103,829	$117,337	$133,709	$97,083	$147,214

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.67	$0.76	$0.87	$0.63	$0.96

Net income attributable to Boston Properties, Inc. per share - diluted	$0.67	$0.76	$0.87	$0.63	$0.96

(1)	General and administrative expense includes $(962), $(944), $(730), $(1,042) and $(560) and gains from investments in securities include $962, $944, $730, $1,042 and $560 for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively, related to the Company’s deferred compensation plan.
(2)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.10%, 10.10%, 10.19%, 10.33% and 10.25% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively.

FOURTH QUARTER 2017

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	31-Dec-17	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16
Net income attributable to Boston Properties, Inc. common shareholders	$103,829	$117,337	$133,709	$97,083	$147,214
Add:
Preferred dividends	2,625	2,625	2,625	2,625	2,704
Noncontrolling interest - common units of the Operating Partnership	11,884	13,402	15,473	11,432	17,097
Noncontrolling interests in property partnerships	13,865	14,340	15,203	4,424	(2,121)
Less:
Gains on sales of real estate	872	2,891	3,767	133	—

Income before gains on sales of real estate	131,331	144,813	163,243	115,431	164,894
Add:
Depreciation and amortization	154,259	152,164	151,919	159,205	178,032
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,896)	(18,552)	(19,327)	(21,415)	(27,256)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	6,310	9,282	9,629	9,041	8,692
Corporate-related depreciation and amortization	(541)	(434)	(486)	(525)	(449)
Less:
Gain on sale of investment in unconsolidated joint venture	—	—	—	—	59,370
Noncontrolling interests in property partnerships	13,865	14,340	15,203	4,424	(2,121)
Preferred dividends	2,625	2,625	2,625	2,625	2,704

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	255,973	270,308	287,150	254,688	263,960
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	25,841	27,293	29,269	26,305	27,062

FFO attributable to Boston Properties, Inc. common shareholders	$230,132	$243,015	$257,881	$228,383	$236,898

Boston Properties, Inc.’s percentage share of Basic FFO	89.90%	89.90%	89.81%	89.67%	89.75%

Basic FFO per share	$1.49	$1.57	$1.67	$1.48	$1.54

Weighted average shares outstanding - basic	154,362	154,355	154,177	153,860	153,814

Diluted FFO per share	$1.49	$1.57	$1.67	$1.48	$1.54

Weighted average shares outstanding - diluted	154,526	154,483	154,331	154,214	153,991

Reconciliation to Diluted FFO:

Basic FFO	$255,973	$270,308	$287,150	$254,688	$263,960
Add:
Effect of dilutive securities - stock-based compensation	—	—	—	—	—

Diluted FFO	255,973	270,308	287,150	254,688	263,960

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	25,816	27,272	29,243	26,251	27,034

Boston Properties, Inc.’s share of Diluted FFO	$230,157	$243,036	$257,907	$228,437	$236,926

Reconciliation of Shares/Units for Diluted FFO:

Shares/units for Basic FFO	171,695	171,691	171,675	171,581	171,385
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	164	128	154	354	177

Shares/units for Diluted FFO	171,859	171,819	171,829	171,935	171,562

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,333	17,336	17,498	17,721	17,571

Boston Properties, Inc.’s share of shares/units for Diluted FFO	154,526	154,483	154,331	154,214	153,991

Boston Properties, Inc.’s percentage share of Diluted FFO	89.91%	89.91%	89.82%	89.69%	89.76%

FOURTH QUARTER 2017

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-17	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16
Net income attributable to Boston Properties, Inc. common shareholders	$103,829	$117,337	$133,709	$97,083	$147,214
Add:
Preferred dividends	2,625	2,625	2,625	2,625	2,704
Noncontrolling interest - common units of the Operating Partnership	11,884	13,402	15,473	11,432	17,097
Noncontrolling interests in property partnerships	13,865	14,340	15,203	4,424	(2,121)
Less:
Gains on sales of real estate	872	2,891	3,767	133	—

Income before gains on sales of real estate	131,331	144,813	163,243	115,431	164,894
Add:
Depreciation and amortization	154,259	152,164	151,919	159,205	178,032
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,896)	(18,552)	(19,327)	(21,415)	(27,256)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	6,310	9,282	9,629	9,041	8,692
Corporate-related depreciation and amortization	(541)	(434)	(486)	(525)	(449)
Less:
Gain on sale of investment in unconsolidated joint venture	—	—	—	—	59,370
Noncontrolling interests in property partnerships	13,865	14,340	15,203	4,424	(2,121)
Preferred dividends	2,625	2,625	2,625	2,625	2,704

Basic FFO	255,973	270,308	287,150	254,688	263,960

Straight-line rent	(22,323)	(16,105)	(3,060)	(12,023)	(14,711)
Partners’ share of straight-line rent from consolidated joint ventures	3,373	1,960	(3,326)	590	1,103
BXP’s share of straight-line rent from unconsolidated joint ventures	(2,864)	(2,691)	(2,435)	(3,563)	(3,696)
Lease transaction costs that qualify as rent inducements (1)	225	(102)	115	682	487
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (1)	(16)	(9)	—	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (1)	485	208	223	132	43
Fair value lease revenue (2)	(5,655)	(5,781)	(5,464)	(5,390)	(6,840)
Partners’ share of fair value lease revenue from consolidated joint ventures (2)	1,696	1,721	1,580	1,575	2,194
BXP’s share of fair value lease revenue from unconsolidated joint ventures (2)	(457)	(415)	(492)	(493)	(494)
Non-cash losses (gains) from early extinguishments of debt	—	—	(14,444)	—	—
Partners’ share of non-cash losses (gains) from early extinguishments of debt from consolidated joint ventures	—	—	5,878	—	—
BXP’s share of non-cash losses (gains) from early extinguishments of debt from unconsolidated joint ventures	—	—	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	—	(243)	(525)	(403)	7
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	—	97	210	161	(3)
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	(214)	—	—
Straight-line ground rent expense adjustment (3)	898	554	398	639	998
Stock-based compensation	8,101	8,023	8,435	10,802	7,621

Non-real estate depreciation	541	434	486	525	449
Fair value interest adjustment and hedge amortization	1,602	1,606	(7,319)	(10,323)	(10,145)
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	(144)	(144)	3,464	4,627	4,598
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—
2nd generation tenant improvements and leasing commissions	(82,343)	(54,238)	(85,427)	(48,730)	(75,708)
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated joint ventures	6,379	1,050	200	123	449
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated joint ventures	(2,857)	(1,163)	(159)	(1,164)	(1,472)
Unearned portion of capitalized fees from consolidated joint ventures	8,030	591	607	537	1,787
Maintenance capital expenditures (4)	(14,221)	(12,032)	(11,643)	(10,677)	(16,334)
Partners’ share of maintenance capital expenditures from consolidated joint ventures (4)	2,021	457	1,004	2,129	1,197
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (4)	(243)	(111)	(17)	(211)	(437)
Hotel improvements, equipment upgrades and replacements	(625)	(289)	(2,502)	(6,231)	(3,870)

Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$157,576	$193,686	$172,723	$178,002	$151,183

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$137,659	$129,056	$129,055	$129,040	$128,930

FAD Payout Ratio (B÷A)	87.36%	66.63%	74.72%	72.49%	85.28%

(1)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2021 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(4)	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures. See page 25 for additional detail.

FOURTH QUARTER 2017

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	31-Dec-17	30-Sep-17	30-Jun-17	31-Mar-17	31-Dec-16
Net income attributable to Boston Properties, Inc. common shareholders	$103,829	$117,337	$133,709	$97,083	$147,214
Add:
Preferred dividends	2,625	2,625	2,625	2,625	2,704
Noncontrolling interest - common units of the Operating Partnership	11,884	13,402	15,473	11,432	17,097
Noncontrolling interests in property partnerships	13,865	14,340	15,203	4,424	(2,121)
Less:
Gains on sales of real estate	872	2,891	3,767	133	—

Income before gains on sales of real estate	131,331	144,813	163,243	115,431	164,894
Noncontrolling interests in property partnerships	(13,865)	(14,340)	(15,203)	(4,424)	2,121
Interest expense	91,772	92,032	95,143	95,534	97,896
Partners’ share of interest expense from consolidated joint ventures	(11,624)	(11,816)	(16,401)	(17,259)	(17,579)
BXP’s share of interest expense from unconsolidated joint ventures	6,406	5,661	3,822	3,749	3,654
Depreciation and amortization expense	154,259	152,164	151,919	159,205	178,032
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(18,896)	(18,552)	(19,327)	(21,415)	(27,256)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	6,310	9,282	9,629	9,041	8,692
Gain on sale of investment in unconsolidated joint venture	—	—	—	—	(59,370)
Non-cash losses (gains) from early extinguishments of debt	—	—	(14,444)	—	—
Partners’ share of non-cash losses (gains) from early extinguishments of debt from consolidated joint ventures	—	—	5,878	—	—
BXP’s share of non-cash losses (gains) from early extinguishments of debt from unconsolidated joint ventures	—	—	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	—	(243)	(525)	(403)	7
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	—	97	210	161	(3)
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	—	—	(214)	—	—
Stock-based compensation	8,101	8,023	8,435	10,802	7,621
Straight-line ground rent expense adjustment (1)	898	554	398	639	998
Straight-line rent	(22,323)	(16,105)	(3,060)	(12,023)	(14,711)
Partners’ share of straight-line rent from consolidated joint ventures	3,373	1,960	(3,326)	590	1,103
BXP’s share of straight-line rent from unconsolidated joint ventures	(2,864)	(2,691)	(2,435)	(3,563)	(3,696)
Lease transaction costs that qualify as rent inducements (2)	225	(102)	115	682	487
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (2)	(16)	(9)	—	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (2)	485	208	223	132	43
Fair value lease revenue (3)	(5,655)	(5,781)	(5,464)	(5,390)	(6,840)
Partners’ share of fair value lease revenue from consolidated joint ventures (3)	1,696	1,721	1,580	1,575	2,194
BXP’s share of fair value lease revenue from unconsolidated joint ventures (3)	(457)	(415)	(492)	(493)	(494)

Subtotal (A)	$329,156	$346,461	$359,704	$332,571	$337,793

Divided by:

Interest expense	$91,772	$92,032	$95,143	$95,534	$97,896
Partners’ share of interest expense from consolidated joint ventures	(11,624)	(11,816)	(16,401)	(17,259)	(17,579)

BXP’s share of interest expense from unconsolidated joint ventures	6,406	5,661	3,822	3,749	3,654
Fair value interest adjustment and hedge amortization	(1,602)	(1,606)	7,319	10,323	10,145
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	144	144	(3,464)	(4,627)	(4,598)
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—
Amortization of financing costs	(3,108)	(3,070)	(2,442)	(1,967)	(1,964)
Partners’ share of amortization of financing costs from consolidated joint ventures	382	382	206	9	39
BXP’s share of amortization of financing costs from unconsolidated joint ventures	(118)	(112)	(102)	(100)	(100)

Adjusted interest expense excluding capitalized interest (B)	82,252	81,615	84,081	85,662	87,493

Capitalized interest	17,784	16,658	14,283	12,345	10,281
Partners’ share of capitalized interest from consolidated joint ventures	(693)	(518)	(238)	(251)	(203)
BXP’s share of capitalized interest from unconsolidated joint ventures	9	8	(6)	(6)	—

Adjusted interest expense including capitalized interest (C)	$99,352	$97,763	$98,120	$97,750	$97,571

Interest Coverage Ratio (excluding capitalized interest) (A÷B) (4)	4.00	4.25	4.28	3.88	3.86

Interest Coverage Ratio (including capitalized interest) (A÷C) (4)	3.31	3.54	3.67	3.40	3.46

(1)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2021 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	The Company believes that the presentation of its Interest Coverage Ratio provides investors with useful information about the Company’s financial condition because it measures the margin it has for paying interest expense as of a certain date. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition.

FOURTH QUARTER 2017

CAPITAL STRUCTURE

(in thousands, except percentages)

Consolidated Debt

Aggregate Principal
December 31, 2017
Mortgage Notes Payable	$3,013,961
Unsecured Line of Credit	45,000
Unsecured Senior Notes, at face value	7,300,000

Subtotal	10,358,961
Discount on Unsecured Senior Notes	(17,893)
Deferred Financing Costs, Net	(69,457)

Consolidated Debt	$10,271,611

Boston Properties Limited Partnership Unsecured Senior Notes (1)

Settlement Date	Maturity Date	Principal	Effective Yield (on issue date)	Coupon	Public Offering Price	Discount	Deferred Financing Costs, Net	Unsecured Senior Notes, Net
10/9/2009	10/15/2019	700,000	5.967%	5.875%	99.931%	111	1,006	698,883
4/19/2010	11/15/2020	700,000	5.708%	5.625%	99.891%	251	1,607	698,142
11/18/2010	5/15/2021	850,000	4.289%	4.125%	99.260%	2,321	2,282	845,397
6/11/2012	2/1/2023	1,000,000	3.954%	3.850%	99.779%	1,158	3,974	994,868
4/11/2013	9/1/2023	500,000	3.279%	3.125%	99.379%	1,828	2,278	495,894
6/27/2013	2/1/2024	700,000	3.916%	3.800%	99.694%	1,318	3,421	695,261
1/20/2016	2/1/2026	1,000,000	3.766%	3.650%	99.708%	2,439	6,584	990,977
8/17/2016	10/1/2026	1,000,000	3.495%	2.750%	99.271%	6,441	7,085	986,474
12/4/2017	1/15/2025	850,000	3.350%	3.200%	99.757%	2,026	6,540	841,434

		$7,300,000				$17,893	$34,777	$7,247,330

Equity

	Shares/Units
	Outstanding	Common Stock	Equivalent
	as of 12/31/2017	Equivalents	Value (2)
Common Stock	154,325	154,325	$20,066,880
Common Operating Partnership Units	17,629	17,629	2,292,299
5.25% Series B Cumulative Redeemable Preferred Stock (non-callable through March 27, 2018)	80	—	200,000

Total Equity		171,954	$22,559,179

Consolidated Debt			$10,271,611
Add:
BXP’s share of unconsolidated joint venture debt (3)			608,874
Less:
Partners’ share of consolidated debt (4)			1,209,280

BXP’s Share of Debt (5)			$9,671,205

Consolidated Market Capitalization			$32,830,790

BXP’s Share of Market Capitalization (5)			$32,230,384

(1)	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa2 (positive) by S&P, Fitch and Moody’s, respectively.
(2)	Values based on December 31, 2017 closing price of $130.03 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.
(3)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(4)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(5)	For the Company’s definitions, see pages 47-48.

FOURTH QUARTER 2017

DEBT ANALYSIS (1)

as of December 31, 2017

(dollars in thousands)

Debt Maturities and Principal Payments

	2018	2019	2020	2021	2022	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	45,000	—	45,000
Unsecured Term Loan	—	—	—	—	—	—	—

Total Floating Rate Debt	$—	$—	$—	$—	$45,000	$—	$45,000

Fixed Rate Debt:
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$—	$—	$—	$2,300,000	$2,300,000
601 Lexington Avenue (55% ownership)	13,684	14,349	15,045	15,776	614,710	—	673,564
New Dominion Technology Park, Building One	3,100	3,340	3,598	22,906	—	—	32,944
University Place	1,849	1,981	2,123	1,500	—	—	7,453

Mortgage Notes Payable	18,633	19,670	20,766	40,182	614,710	2,300,000	3,013,961

Deferred Financing Costs, Net	(3,925)	(3,925)	(3,925)	(3,836)	(3,578)	(15,491)	(34,680)

Mortgage Notes Payable, Net	$14,708	$15,745	$16,841	$36,346	$611,132	$2,284,509	$2,979,281

Unsecured Senior Notes, Face Amount	$—	$700,000	$700,000	$850,000	$—	$5,050,000	$7,300,000
Discount Amortization	(2,686)	(2,774)	(2,807)	(2,352)	(2,149)	(5,125)	(17,893)
Deferred Financing Costs, Net	(6,114)	(5,971)	(5,445)	(4,583)	(4,305)	(8,359)	(34,777)

Unsecured Senior Notes, Net	$(8,800)	$691,255	$691,748	$843,065	$(6,454)	$5,036,516	$7,247,330

Total Fixed Rate Debt	$5,908	$707,000	$708,589	$879,411	$604,678	$7,321,025	$10,226,611

Consolidated Debt	$5,908	$707,000	$708,589	$879,411	$649,678	$7,321,025	$10,271,611

% of Consolidated Debt	0.06%	6.88%	6.90%	8.56%	6.33%	71.27%	100.00%

Balloon Payments	$—	$700,000	$700,000	$872,906	$655,648	$7,350,000	$10,278,554
Scheduled Principal Amortization	$18,633	$19,670	$20,766	$17,276	$4,062	$—	$80,407

GAAP Weighted Average Floating Rate Debt (2)	—	—	—	—	2.46%	—	2.46%

GAAP Weighted Average Fixed Rate Debt (2)	5.52%	5.96%	5.70%	4.39%	4.79%	3.65%	4.09%

Total GAAP Weighted Average Rate (2)	5.52%	5.96%	5.70%	4.39%	4.63%	3.65%	4.08%

Total Stated Weighted Average Rate	5.46%	5.87%	5.63%	4.32%	4.59%	3.52%	3.98%

Unsecured Credit Facility - Matures April 24, 2022

		Outstanding	Letters of	Remaining Capacity
	Facility	at 12/31/2017	Credit	at 12/31/2017
Unsecured Line of Credit	$1,500,000	$45,000	$1,610	$1,453,390
Unsecured Term Loan (3)	$500,000	$—	N/A	$500,000

Unsecured and Secured Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Unsecured Debt	70.99%	4.05%	4.14%	5.6
Secured Debt	29.01%	3.78%	3.95%	8.2

Consolidated Debt	100.00%	3.98%	4.08%	6.4

Floating and Fixed Rate Debt Analysis

		Stated Weighted	GAAP Weighted	Weighted Average
	% of Total Debt	Average Rate	Average Rate	Maturity (years)
Floating Rate Debt	0.44%	2.35%	2.46%	4.3
Fixed Rate Debt	99.56%	3.98%	4.09%	6.4

Consolidated Debt	100.00%	3.98%	4.08%	6.4

(1)	Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 17.
(2)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.
(3)	The Company’s ability to draw upon the Unsecured Term Loan will expire on April 24, 2018.

FOURTH QUARTER 2017

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(dollars in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.

This section presents such ratios as of December 31, 2017 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in evaluating the Company’s unsecured debt securities.

		Senior Notes Issued Prior to December 4, 2017	Senior Notes issued On or After December 4, 2017
		December 31, 2017
Total Assets:
Capitalized Property Value (1)		$24,478,671	$26,753,978
Cash and Cash Equivalents		434,767	434,767
Investments in Securities		29,161	29,161
Undeveloped Land, at Cost (including BXP’s share of unconsolidated joint ventures)		250,930	250,930
Development in Process, at Cost (including BXP’s share of unconsolidated joint ventures)		1,858,002	1,858,002

Total Assets		$27,051,531	$29,326,838

Unencumbered Assets		$20,631,707	$22,424,361

Consolidated Secured Debt (Fixed and Variable) (2)		$3,067,141	$3,067,141
Unconsolidated Joint Venture Debt (3)		611,395	611,395
Contingent Liabilities & Letters of Credit		9,076	9,076
Unsecured Debt (4)		7,345,000	7,345,000

Total Outstanding Debt		$11,032,612	$11,032,612

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$131,331	$131,331
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(4,197)	(4,197)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(962)	(962)
Add: Losses from Early Extinguishments of Debt (per Consolidated Income Statement)		13,858	13,858
Add: Interest Expense (per Consolidated Income Statement)		91,772	91,772
Add: Depreciation and Amortization (per Consolidated Income Statement)		154,259	154,259

EBITDA		386,061	386,061
Add: BXP’s share of unconsolidated joint venture EBITDA		16,459	16,459

Consolidated EBITDA		$402,520	$402,520

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$91,772	$91,772
Add: BXP’s share of unconsolidated joint venture interest expense		6,406	6,406
Less: Amortization of financing costs (including BXP’s share of unconsolidated joint ventures)		(3,226)	(3,226)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$94,952	$94,952

	Test	Actual	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	40.8%	37.6%
Secured Debt/Total Assets	Less than 50%	13.6%	12.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.24	4.24
Unencumbered Assets/ Unsecured Debt	Greater than 150%	280.9%	305.3%

Unencumbered Consolidated Property EBITDA (5)		$332,993	$332,993

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.42	4.42

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		82.7%	82.7%

# of in-service unencumbered properties		147	147

(1)	Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (a) annualized EBITDA capitalized at 7.0% and (b) the undepreciated book value as determined under GAAP.
(2)	Includes capital lease obligations of $53,180 and excludes deferred financing costs, net of $34,680.
(3)	Excludes aggregate deferred financing costs, net of $2,521.
(4)	Excludes aggregate debt discount of $17,893 and deferred financing costs, net of $34,777.
(5)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in the Company’s view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended December 31, 2017, these excluded amounts were approximately $(16,841), $84,994, $551 and $823, respectively.

FOURTH QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (1)

as of December 31, 2017

(dollars in thousands)

Balance Sheet Information

Property	BXP’s Nominal Ownership	Net Equity	Mortgage/ Construction Loans Payable, Net
540 Madison Avenue	60.00%	$66,179	$71,949
Market Square North	50.00%	(8,258)	60,446
Metropolitan Square	20.00%	3,339	32,659
901 New York Avenue	25.00%	(13,811)	55,937
Wisconsin Place Parking Facility	33.33%	39,710	—
Annapolis Junction (2)	50.00%	18,381	44,506
500 North Capitol Street, N.W.	30.00%	(3,876)	31,404
Colorado Center	50.00%	254,439	274,505
The Hub on Causeway - Podium	50.00%	67,121	431
The Hub on Causeway - Hotel	50.00%	1,690	—
The Hub on Causeway - Residential	50.00%	28,212	—
1001 6th Street	50.00%	42,657	—
Dock 72	50.00%	72,104	17,370
7750 Wisconsin Avenue	50.00%	21,452	—
1265 Main Street	50.00%	4,641	19,667

		593,980
Investments with deficit balances reflected within Other Liabilities		25,945

Investment in Joint Ventures		$619,925

Mortgage/Construction Loans Payable, Net			$608,874

Debt Maturities and Principal Payments by Property

Property	2018	2019	2020	2021	2022	Thereafter	Total
540 Madison Avenue (60%)	$72,000	$—	$—	$—	$—	$—	$72,000
Market Square North (50%)	1,205	1,265	58,090	—	—	—	60,560
901 New York Avenue (25%)	—	—	970	1,095	1,135	53,050	56,250
Metropolitan Square (20%)	586	620	31,501	—	—	—	32,707
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
1265 Main Street (50%)	383	398	413	429	445	17,793	19,861
Annapolis Junction Building One (50%)	19,775	—	—	—	—	—	19,775 (3)
Annapolis Junction Buildings Seven & Eight (50%)	326	17,723	—	—	—	—	18,049
Annapolis Junction Building Six (50%)	6,808	—	—	—	—	—	6,808
Colorado Center (50%)	—	—	—	—	—	275,000	275,000
The Hub on Causeway - Podium (50%)	—	—	—	431	—	—	431
Dock 72 (50%)	—	—	18,454	—	—	—	18,454

	101,083	20,006	109,428	1,955	1,580	377,343	611,395

Deferred Financing Costs, Net	(681)	(598)	(527)	(128)	(128)	(459)	(2,521)

Mortgage/Construction Loans Payable, Net	$100,402	$19,408	$108,901	$1,827	$1,452	$376,884	$608,874

GAAP Weighted Average Rate	3.84%	3.83%	4.96%	3.07%	3.43%	3.66%	3.95%

% of Total Mortgage/Construction Loans Payable, Net	16.49%	3.19%	17.88%	0.30%	0.24%	61.90%	100.00%

Balloon Payments	$98,288	$17,424	$106,840	$431	$—	$370,031	$593,014
Scheduled Amortization	$2,795	$2,582	$2,588	$1,524	$1,580	$7,312	$18,381

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	22.05%	3.68%	3.88%	1.0
Fixed Rate Debt	77.95%	3.93%	3.97%	7.8

Total Debt	100.00%	3.87%	3.95%	6.3

(1)	Amounts represent the Company’s share based on its ownership percentage. For additional details, see page 47.
(2)	Annapolis Junction includes four in-service properties and two undeveloped land parcels.
(3)	On April 11, 2016, a notice of event of default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. On October 17, 2016, the lender notified the joint venture that it has elected to charge the default rate on the loan. The default rate is defined as LIBOR plus 5.75% per annum. Subsequently, the cash flows generated from the property have become insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and the joint venture is not prepared to fund additional cash shortfalls at this time. Consequently, the joint venture is not current on making debt service payments and remains in default. The loan has one, three-year extension option, subject to certain conditions including that no event of default exists or is ongoing.

FOURTH QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (continued)

(unaudited and dollars in thousands)

Results of Operations

for the three months ended December 31, 2017

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction (1)	500 North Capitol Street, N.W.	Colorado Center		1265 Main Street	Other Joint Ventures (2)	Total Unconsolidated Joint Ventures
REVENUE
Rental (3)	$6,135	$4,668	$4,998	$7,081		$1,009	$2,231	$2,992	$13,326		$994	$789	$44,223
Operating recoveries	738	778	1,446	1,275		430	701	1,246	509		315	—	7,438
Straight-line rent	89	82	1,533	468		—	245	19	2,859		—	—	5,295
Fair value lease revenue	—	—	—	—		—	—	—	96		—	—	96
Termination income	111	—	—	—		—	—	—	—		—	—	111

Total revenue	7,073	5,528	7,977	8,824		1,439	3,177	4,257	16,790		1,309	789	57,163

EXPENSES
Operating	3,311	2,334	3,983	3,623		783	1,731	1,442	5,330		334	359	23,230

NET OPERATING INCOME/(LOSS)	3,762	3,194	3,994	5,201		656	1,446	2,815	11,460		975	430	33,933

Interest	894	1,492	2,335	2,075		—	1,223	1,128	5,033		382	—	14,562
Depreciation and amortization	1,994	1,018	1,949	1,465		1,383	1,075	948	4,325		397	—	14,554

SUBTOTAL	2,888	2,510	4,284	3,540		1,383	2,298	2,076	9,358		779	—	29,116

NET INCOME/(LOSS)	$874	$684	$(290)	$1,661		$(727)	$(852)	$739	$2,102		$196	$430	$4,817

BXP’s nominal ownership percentage	60.00%	50.00%	20.00%	25.00%		33.33%	50.00%	30.00%	50.00%		50.00%	50.00%

BXP’s share of net income/(loss)	$524	$342	$(58)	$3,955	(4)	$(240)	$(426)	$222	$1,051		$98	$413	$5,881

Basis differential
Straight-line rent	$—	$—	$—	$—		$—	$—	$—	$680	(5)	$—	$—	$680
Fair value lease revenue	—	—	—	—		—	—	—	409	(5)	—	—	409
Depreciation and amortization	168	(180)	(201)	(20)		(8)	(12)	4	(2,516	)(5)	(8)	—	(2,773)

Total basis differential (6)	168	(180)	(201)	(20)		(8)	(12)	4	(1,427	)(5)	(8)	—	(1,684)

Income/(loss) from unconsolidated joint ventures	$692	$162	$(259)	$3,935	(4)	$(248)	$(438)	$226	$(376)		$90	$413	$4,197

Gain on investment	—	—	—	—		—	—	—	—		—	—	—
BXP’s share of depreciation & amortization	1,093	693	602	(2,352	)(4)	466	553	294	4,754		207	—	6,310

BXP’s share of Funds from Operations (FFO)	$1,785	$855	$343	$1,583		$218	$115	$520	$4,378		$297	$413	$10,507

BXP’s share of interest expense	$537	$746	$467	$999	(4)	$—	$612	$338	$2,516		$191	$—	$6,406

BXP’s share of amortization of financing costs	$31	$12	$5	$21		$—	$29	$4	$13		$3	$—	$118

BXP’s share of capitalized interest	$—	$—	$9	$—		$—	$—	$—	$—		$—	$—	$9

BXP’s share of revenue (7)	$4,244	$2,764	$1,595	$4,246	(4)	$479	$1,588	$1,277	$9,483		$655	$394	$26,725
BXP’s share of operating expenses	1,987	1,167	797	1,744	(4)	261	866	433	2,665		167	179	10,266

BXP’s share of net operating income/(loss) (7)	2,257	1,597	798	2,502	(4)	218	722	844	6,818		488	215	16,459
Less:
BXP’s share of termination income	66	—	—	—	(4)	—	—	—	—		—	—	66

BXP’s share of net operating income/(loss) (excluding termination income) (7)	2,191	1,597	798	2,502	(4)	218	722	844	6,818		488	215	16,393
Less:
BXP’s share of straight-line rent	54	41	307	225	(4)	—	122	6	2,109		—	—	2,864
BXP’s share of fair value lease revenue	—	—	—	—	(4)	—	—	—	457		—	—	457
Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	51	345	—	(4)	—	89	—	—		—	—	485

BXP’s share of net operating income/(loss) - cash (excluding termination income) (7)	$2,137	$1,607	$836	$2,277	(4)	$218	$689	$838	$4,252		$488	$215	$13,557

(1)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(2)	Includes The Hub on Causeway, 1001 6th Street, Dock 72 and 7750 Wisconsin Avenue.
(3)	Includes approximately $70 of management services income and approximately $346 of interest and other income.
(4)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(5)	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
(6)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(7)	Includes the Company’s share of approximately $39 of management services income and approximately $172 of interest and other income.

FOURTH QUARTER 2017

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of December 31, 2017

BXP’s ownership percentage	60.00%	55.00%	95.00%

		Norges Joint Ventures
	767 Fifth Avenue (The GM Building) (1)	Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office (1)	Salesforce Tower (1)	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,426,370	$2,266,834	$986,278	$6,679,482
Cash and cash held in escrows	143,055	162,996	5,039	311,090
Other assets	109,157	175,403	210	284,770

Total assets	$3,678,582	$2,605,233	$991,527	$7,275,342

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,266,986	$672,142	$—	$2,939,128
Other liabilities	141,418	85,336	56,382	283,136

Total liabilities	2,408,404	757,478	56,382	3,222,264

Equity:
Boston Properties, Inc.	763,170	695,741	910,317	2,369,228
Noncontrolling interests	507,008	1,152,014	24,828	1,683,850	(2)

Total equity	1,270,178	1,847,755	935,145	4,053,078

Total liabilities and equity	$3,678,582	$2,605,233	$991,527	$7,275,342

Partners’ share of consolidated debt	$906,816	$302,464	$—	$1,209,280

(1)	Certain balances contain amounts that eliminate in consolidation.
(2)	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

FOURTH QUARTER 2017

CONSOLIDATED JOINT VENTURES (continued)

(unaudited and in thousands)

Income Statements

for the three months ended December 31, 2017

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue		Total
	767 Fifth Avenue	100 Federal Street		Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
REVENUE
Rental	$65,932	$86,046	$3,462	$155,440
Straight-line rent	3,573	4,630	(2,791)	5,412
Fair value lease revenue	3,976	236	—	4,212
Termination income	—	14	—	14
Parking and other	776	1,435	—	2,211

Total revenue	74,257	92,361	671	167,289

EXPENSES
Operating	28,462	32,792	291	61,545

NET OPERATING INCOME	45,795	59,569	380	105,744

Development and management services income	(537)	(910)	(50)	(1,497)
Interest and other income	(336)	(424)	(33)	(793)
Interest expense	21,103	7,073	—	28,176
Depreciation and amortization	24,151	20,604	129	44,884
Other	—	39	—	39

SUBTOTAL	44,381	26,382	46	70,809

NET INCOME/(LOSS)	$1,414	$33,187	$334	$34,935

BXP’s ownership percentage	60.00%	55.00%	95.00%

Partners’ share of NOI (1)	$18,318	$26,806	$19	$45,143

BXP’s share of NOI	$27,477	$32,763	$361	$60,601

Unearned portion of capitalized fees (2)	$4,613	$3,408	$9	$8,030

Reconciliation of partners’ noncontrolling interest (NCI):
Net income/(loss)	$1,414	$33,187	$334	$34,935
Add depreciation & amortization - BXP’s basis difference	52	49	14	115
Special allocation - BXP’s basis	—	(88)	—	(88)

Net income/(loss) before interest allocation	$1,466	$33,148	$348	$34,962

Partners’ share of net income before interest allocation (1)	$586	$14,917	$17	$15,520
Allocation of management and other fees to non-controlling partners (1)	(720)	(783)	(16)	(1,519)
Accretion and adjustments (1)	—	39	(175)	(136)

Partners’ NCI (1)	$(134)	$14,173	$(174)	$13,865

Reconciliation of partners’ share of FFO:
Net income/(loss)	$1,414	$33,187	$334	$34,935
Add depreciation & amortization	24,151	20,604	129	44,884

Entity FFO	$25,565	$53,791	$463	$79,819

Partners’ NCI (1)	$(134)	$14,173	$(174)	$13,865
Partners’ share of depreciation and amortization after BXP’s basis differential (1)	9,640	9,250	6	18,896

Partners’ share FFO (1)	$9,506	$23,423	$(168)	$32,761

Reconciliation of BXP’s share of FFO:
BXP’s share of net income/(loss) adjusted for partners’ NCI	$1,548	$19,014	$508	$21,070
Depreciation & amortization - BXP’s basis difference	52	49	14	115
BXP’s share of depreciation & amortization	14,459	11,305	109	25,873

BXP’s share of FFO	$16,059	$30,368	$631	$47,058

Partners’ share of select items (1):
Partners’ share of revenue	$29,703	$41,562	$34	$71,299

Partners’ share of interest expense	$8,441	$3,183	$—	$11,624

Partners’ share of hedge amortization	$144	$—	$—	$144

Partners’ share of amortization of financing costs	$346	$36	$—	$382

Partners’ share of capitalized interest	$117	$576	$—	$693

Reconciliation of Partners’ share of NOI (1):
Rental revenue	$29,703	$41,562	$34	$71,299
Less: Termination income	—	6	—	6

Rental revenue (excluding termination income)	29,703	41,556	34	71,293

Operating expenses	11,385	14,756	15	26,156

NOI (excluding termination income)	$18,318	$26,800	$19	$45,137

Rental revenue (excluding termination income)	$29,703	$41,556	34	$71,293
Less: Straight-line rent	1,429	2,084	(140)	3,373
Fair value lease revenue	1,590	106	—	1,696
Add: Lease transaction costs that qualify as rent inducements (3)	16	—	—	16

Subtotal	26,700	39,366	174	66,240

Less: Operating expenses	11,385	14,756	15	26,156

NOI - cash (excluding termination income)	$15,315	$24,610	$159	$40,084

(1)	Amounts represent the partners’ share based on their respective ownership percentage.
(2)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
(3)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.

FOURTH QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI)

(in thousands)

	For the three months ended
	December 31, 2017		December 31, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$103,829		$147,214
Preferred dividends	2,625		2,704

Net income attributable to Boston Properties, Inc.	106,454		149,918
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,884		17,097
Noncontrolling interest in property partnerships	13,865		(2,121)

Net income	132,203		164,894
Gains on sales of real estate	(872)		—

Income before gains on sales of real estate	131,331		164,894

Add:
Interest expense	91,772		97,896
Losses from early extinguishments of debt	13,858		—
Depreciation and amortization	154,259		178,032
Transaction costs	96		1,200
General and administrative expense	29,396		25,293
Subtract:
Gains from investments in securities	(962)		(560)
Interest and other income	(2,336)		(573)
Gain on sale of investment in unconsolidated joint venture	—		(59,370)
Income from unconsolidated joint ventures	(4,197)		(2,585)
Development and management services income	(9,957)		(9,698)

Net Operating Income (NOI)	403,260		394,529

Add:
BXP’s share of NOI from unconsolidated joint ventures	16,459	(1)	14,762

Subtract:
Partners’ share of NOI from consolidated joint ventures	(45,143	)(2)	(43,983)

BXP’s Share of NOI	374,576		365,308

Subtract:
Termination income	(756)		(504)
BXP’s share of termination income from unconsolidated joint ventures	(66	)(1)	(13)
Add:
Partners’ share of termination income from consolidated joint ventures	6	(2)	31

BXP’s Share of NOI (excluding termination income)	$373,760		$364,822

Net Operating Income (NOI)	$403,260		$394,529
Subtract:
Termination income	(756)		(504)
NOI from non Same Properties (excluding termination income) (3)	(5,227)		(135)

Same Property NOI (excluding termination income)	397,277		393,890

Subtract:
Partners’ share of NOI from consolidated joint ventures (excluding termination income)	(45,137	)(2)	(43,952)
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income) (3)	48		(562)
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	16,393	(1)	14,749
Subtract:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	—		(273)

BXP’s Share of Same Property NOI (excluding termination income)	$368,581		$363,852

(1)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(2)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include properties that were sold prior to December 31, 2017 and therefore are no longer a part of the Company’s property portfolio.

FOURTH QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI) - CASH

(in thousands)

	For the three months ended
	December 31, 2017		December 31, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$103,829		$147,214
Preferred dividends	2,625		2,704

Net income attributable to Boston Properties, Inc.	106,454		149,918
Net income attributable to noncontrolling interests:
Noncontrolling interest - common units of the Operating Partnership	11,884		17,097
Noncontrolling interest in property partnerships	13,865		(2,121)

Net income	132,203		164,894
Gains on sales of real estate	(872)		—

Income before gains on sales of real estate	131,331		164,894

Add:
Interest expense	91,772		97,896
Losses from early extinguishments of debt	13,858		—
Depreciation and amortization	154,259		178,032
Transaction costs	96		1,200
General and administrative expense	29,396		25,293
Subtract:
Gains from investments in securities	(962)		(560)
Interest and other income	(2,336)		(573)
Gain on sale of investment in unconsolidated joint venture	—		(59,370)
Income from unconsolidated joint ventures	(4,197)		(2,585)
Development and management services income	(9,957)		(9,698)

Net Operating Income (NOI)	403,260		394,529

Subtract:
Straight-line rent	(22,323)		(14,711)
Fair value lease revenue	(5,655)		(6,840)
Termination income	(756)		(504)
Add:
Straight-line ground rent expense adjustment (1)	929		971
Lease transaction costs that qualify as rent inducements (2)	225		487

NOI - cash (excluding termination income)	375,680		373,932

Subtract:
NOI - cash from non Same Properties (excluding termination income) (3)	(6,884)		(23)

Same Property NOI - cash (excluding termination income)	368,796		373,909

Subtract:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income)	(40,084	)(4)	(40,655)
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income) (3)	192		(600)
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	13,557	(5)	10,602
Subtract:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	—		(153)

BXP’s Share of Same Property NOI - cash (excluding termination income)	$342,461		$343,103

(1)	In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(31) and $27 for the three months ended December 31, 2017 and 2016, respectively. As of December 31, 2017, the Company has remaining lease payments aggregating approximately $26.4 million, all of which it expects to incur by the end of 2021 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2021 may vary significantly.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include dispositions that occurred prior to December 31, 2017 and therefore are no longer a part of the Company’s property portfolio.
(4)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(5)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.

FOURTH QUARTER 2017

SAME PROPERTY NET OPERATING INCOME (NOI) BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)				Hotel & Residential
	For the three months ended				For the three months ended
	31-Dec-17	31-Dec-16	$ Change	% Change	31-Dec-17	31-Dec-16	$ Change	% Change
Rental Revenue	$619,807	$606,923			$15,880	$15,155
Less: Termination income	737	502			—	—

Rental revenue (excluding termination income) (2)	619,070	606,421	$12,649	2.1%	15,880	15,155	$725	4.8%

Less: Operating expenses and real estate taxes	228,017	218,303	9,714	4.4%	9,656	9,383	273	2.9%

NOI (excluding termination income) (3)	$391,053	$388,118	$2,935	0.8%	$6,224	$5,772	$452	7.8%

Rental revenue (excluding termination income) (2)	$619,070	$606,421			$15,880	$15,155
Less: Straight-line rent and fair value lease revenue	29,633	21,425	$8,208	38.3%	2	14	$(12)	(85.7)%

Add: Lease transaction costs that qualify as rent inducements (4)	225	487	(262)	(53.8)%	—	—	—	—

Subtotal	589,662	585,483	4,179	0.7%	15,878	15,141	737	4.9%

Less: Operating expenses and real estate taxes	228,017	218,303	9,714	4.4%	9,656	9,383	273	2.9%
Add: Straight-line ground rent expense (5)	929	971	(42)	(4.3)%	—	—	—	—

NOI (excluding termination income) - cash	$362,574	$368,151	$(5,577)	(1.5)%	$6,222	$5,758	$464	8.1%

	Consolidated Total (1)				Unconsolidated Joint Ventures (BXP’s share)
	For the three months ended				For the three months ended
	31-Dec-17	31-Dec-16	$ Change	% Change	31-Dec-17	31-Dec-16	$ Change	% Change
Rental Revenue	$635,687	$622,078			$26,725	$24,369
Less: Termination income	737	502			66	13

Rental revenue (excluding termination income) (2)	634,950	621,576	$13,374	2.2%	26,659	24,356	$2,303	9.5%

Less: Operating expenses and real estate taxes	237,673	227,686	9,987	4.4%	10,266	9,880	386	3.9%

NOI (excluding termination income) (3)	$397,277	$393,890	$3,387	0.9%	$16,393	$14,476	$1,917	13.2%

Rental revenue (excluding termination income) (2)	$634,950	$621,576			$26,659	$24,356
Less: Straight-line rent and fair value lease revenue	29,635	21,439	$8,196	38.2%	3,321	4,070	$(749)	(18.4)%

Add: Lease transaction costs that qualify as rent inducements (4)	225	487	(262)	(53.8)%	485	43	442	1,027.9%

Subtotal	605,540	600,624	4,916	0.8%	23,823	20,329	3,494	17.2%

Less: Operating expenses and real estate taxes	237,673	227,686	9,987	4.4%	10,266	9,880	386	3.9%
Add: Straight-line ground rent expense (5)	929	971	(42)	(4.3)%	—	—	—	—

NOI (excluding termination income) - cash (6)	$368,796	$373,909	$(5,113)	(1.4)%	$13,557	$10,449	$3,108	29.7%

	Partners’ share of Consolidated Joint Ventures				BXP’s Share (7)
	For the three months ended				For the three months ended
	31-Dec-17	31-Dec-16	$ Change	% Change	31-Dec-17	31-Dec-16	$ Change	% Change
Rental Revenue	$70,875	$69,395			$591,537	$577,052
Less: Termination income	—	30			803	485

Rental revenue (excluding termination income) (2)	70,875	69,365	$1,510	2.2%	590,734	576,567	$14,167	2.5%

Less: Operating expenses and real estate taxes	25,786	24,851	935	3.8%	222,153	212,715	9,438	4.4%

NOI (excluding termination income) (3)	$45,089	$44,514	$575	1.3%	$368,581	$363,852	$4,729	1.3%

Rental revenue (excluding termination income) (2)	$70,875	$69,365			$590,734	$576,567
Less: Straight-line rent and fair value lease revenue	5,213	3,259	$1,954	60.0%	27,743	22,250	$5,493	24.7%

Add: Lease transaction costs that qualify as rent inducements (4)	16	—	16	100.0%	694	530	164	30.9%

Subtotal	65,678	66,106	(428)	(0.6)%	563,685	554,847	8,838	1.6%

Less: Operating expenses and real estate taxes	25,786	24,851	935	3.8%	222,153	212,715	9,438	4.4%
Add: Straight-line ground rent expense (5)	—	—	—	—	929	971	(42)	(4.3)%

NOI (excluding termination income) - cash (6)	$39,892	$41,255	$(1,363)	(3.3)%	$342,461	$343,103	$(642)	(0.2)%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties include (a) 767 Fifth Avenue (The GM Building), 601 Lexington Avenue (excluding the portion removed from the complex as part of a planned redevelopment) and Times Square Tower in New York City and (b) 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
(3)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income), see page 21. For disclosures relating to the Company’s use of NOI, see page 48.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.
(5)	Excludes the straight-line impact of approximately $(31) and $27 for the three months ended December 31, 2017 and 2016, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 22.
(6)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to NOI - cash (excluding termination income), see page 22. For disclosures relating to the Company’s use of NOI, see page 48.
(7)	For disclosures relating to the Company’s definition and use of BXP’s Share, see page 47.

FOURTH QUARTER 2017

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy

	Fourth Quarter		Percent	YTD		Percent
	2017	2016	Change	2017	2016	Change
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,390	$2,417	(1.1)%	$2,391	$2,385	0.3%
Average Rental Rate Per Occupied Square Foot (1)	$2.65	$2.64	0.4%	$2.64	$2.62	0.8%
Average Physical Occupancy (1) (2)	93.7%	91.9%	2.0%	93.8%	93.6%	0.2%
Average Economic Occupancy (2)	92.0%	92.2%	(0.2)%	92.7%	93.6%	(1.0)%

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,237	$4,167	1.7%	$4,245	$4,154	2.2%
Average Rental Rate Per Occupied Square Foot (3)	$4.69	$4.65	0.9%	$4.70	$4.61	2.0%
Average Physical Occupancy (2) (3)	93.8%	93.8%	0.0%	94.3%	95.6%	(1.4)%
Average Economic Occupancy (2)	93.2%	94.1%	(1.0)%	94.8%	96.5%	(1.8)%

Boston Marriott Cambridge (437 rooms)
Cambridge, MA
Average Occupancy	76.7%	71.3%	7.6%	79.9%	79.5%	0.5%
Average Daily Rate	$285.11	$279.21	2.1%	$276.67	$271.38	1.9%
Revenue per available room	$289.19	$199.10	45.2%	$221.17	$215.71	2.5%

Net Operating Income (dollars in thousands) (4)

	Residential					Hotel
	Fourth Quarter				Percent	Fourth Quarter		Percent
	2017		2016		Change	2017	2016	Change
Rental Revenue	$4,136	(5)	$4,190	(5)	(1.3)%	$11,744	$10,965	7.1%
Less: Operating expenses and real estate taxes	1,539		1,647		(6.6)%	8,117	7,736	4.9%

Net Operating Income	$2,597	(5)	$2,543	(5)	2.1%	$3,627	$3,229	12.3%

Rental Revenue	$4,136	(5)	$4,190	(5)		$11,744	$10,965
Less: Straight-line rent and fair value lease revenue	8		13		(38.5)%	(6)	1	(700.0)%

Subtotal	4,128		4,177		(1.2)%	11,750	10,964	7.2%

Less: Operating expenses and real estate taxes	1,539		1,647		(6.6)%	8,117	7,736	4.9%

Net Operating Income - cash basis	$2,589	(5)	$2,530	(5)	2.3%	$3,633	$3,228	12.5%

(1)	Excludes 26,179 square feet of retail space that is 100% leased.
(2)	For disclosures related to the Company’s definition of Average Physical Occupancy and Average Economic Occupancy, see page 47.
(3)	Excludes 9,617 square feet of retail space that is 100% leased.
(4)	For disclosures related to the Company’s definition of Net Operating Income, see page 48.
(5)	Includes 35,796 square feet of retail space, which had revenue of approximately $497 and $600 for the three months ended December 31, 2017 and 2016, respectively.

FOURTH QUARTER 2017

CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS and LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Capital Expenditures

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	2016	2015	2014
Maintenance capital expenditures	$14,221	$12,032	$11,643	$10,677	$59,838	$56,383	$45,618
Partners’ share of maintenance capital expenditures from consolidated joint ventures	(2,021)	(457)	(1,004)	(2,129)	(2,569)	(5,565)	(4,377)
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures	243	111	17	211	1,029	1,653	1,369

Hotel improvements, equipment upgrades and replacements (1)	625	289	2,502	6,231	6,801	2,430	2,894

Planned capital expenditures associated with acquisition properties	—	—	—	—	87	6,914	14,652
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated joint ventures	—	—	—	—	—	(845)	(1,565)
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated joint ventures	528	538	396	62	230	—	—

Repositioning capital expenditures (2)	39,812	41,155	39,582	30,722	58,446	9,744	—
Partners’ share of repositioning capital expenditures from consolidated joint ventures	(11,234)	(11,050)	(9,357)	(5,740)	(2,746)	—	—
BXP’s share of repositioning capital expenditures from unconsolidated joint ventures (3)	124	144	105	41	494	76	—

Total BXP’s Share of Capital Expenditures	$42,298	$42,762	$43,884	$40,075	$121,610	$70,790	$58,591

2nd Generation Tenant Improvements and Leasing Commissions (4)

	Q4 2017	Q3 2017	Q2 2017	Q1 2017	2016	2015	2014
Square feet	1,337,718	1,296,142	1,340,600	914,880	4,970,991	5,204,123	3,936,046

Tenant improvements and lease commissions PSF	$65.82	$43.66	$63.96	$55.92	$62.04	$45.40	$29.60

(1)	Includes capital expenditures related to a rooms renovation project that was completed during Q3 2017.
(2)	Q4 2017 amount includes capital expenditures related to the repositioning activities designed to enhance revenue potential at (a) 1330 Connecticut Avenue and 1333 New Hampshire Avenue in Washington, DC, (b) 100 Federal Street (55% ownership) in Boston, MA, and (c) 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.
(3)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.
(4)	Includes 100% of unconsolidated joint ventures.

FOURTH QUARTER 2017

PORTFOLIO OVERVIEW

for the three months ended December 31, 2017

(dollars in thousands)

Rentable Square Footage of In-Service Properties by Location and Unit Type (1) (2)

Geographic Area	Office	Retail	Residential	Hotel	Total
Boston	13,014,106	914,586	77,480	330,000	14,336,172
New York	11,245,176	386,828	—	—	11,632,004
San Francisco and Los Angeles	6,848,860	355,090	—	—	7,203,950
Washington, DC	9,903,031	695,785	329,195	—	10,928,011

Total	41,011,173	2,352,289	406,675	330,000	44,100,137

% of Total	93.1%	5.3%	0.9%	0.7%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (1) (2)

		Rental Revenue
				Partners’ share	BXP’s share
				from Consolidated	from Unconsolidated
Unit Type	Square Feet	Consolidated		Joint Ventures (3)	Joint Ventures (4)	Total	% of Total
Office	41,011,173	$555,650		$(64,246)	$22,777	$514,181	85.6%
Retail	2,352,289	47,621		(6,097)	1,072	42,596	7.1%
Residential	406,675	3,509		—	—	3,509	0.6%
Hotel	330,000	11,656	(5)	—	—	11,656	1.9%
Parking and other	N/A	26,836	(6)	(956)	2,665	28,545	4.8%

Total	44,100,137	$645,272		$(71,299)	$26,514	$600,487	100.0%

Rentable Square Footage of In-Service Same Properties by Unit Type (1) (2) (7)

Same Properties	Office	Retail	Residential	Hotel	Total
Square Feet	40,478,263	2,298,500	406,675	330,000	43,513,438
% of Properties In-Service	98.7%	97.7%	100.0%	100.0%	98.7%

Percentage of BXP’s Share of Net Operating Income (excluding termination income) by Location and Type of Property (8)

Geographic Area	Office	Residential	Hotel	Total
Boston	31.8%	0.2%	1.0%	33.0%
New York	28.6%	—	—	28.6%
San Francisco and Los Angeles	17.9%	—	—	17.9%
Washington, DC	20.0%	0.5%	—	20.5%

Total	98.3%	0.7%	1.0%	100.0%

Geographic Area	CBD	Suburban	Total
Boston	25.8%	7.2%	33.0%
New York	26.0%	2.6%	28.6%
San Francisco and Los Angeles	14.7%	3.2%	17.9%
Washington, DC	8.8%	11.7%	20.5%

Total	75.3%	24.7%	100.0%

(1)	For the definition of In-Service Properties and related disclosures, see page 48.
(2)	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 27-29.
(3)	For additional information, see page 20.
(4)	For additional information, see page 18.
(5)	Excludes approximately $88 of revenue from retail tenants that is included in Retail above.
(6)	Includes approximately $3,000 of other income.
(7)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Properties.
(8)	BXP’s Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 21. For disclosures relating to the Company’s use of BXP’s Share of NOI (excluding termination income), see pages 47-48.

FOURTH QUARTER 2017

IN-SERVICE PROPERTY LISTING

as of December 31, 2017

							Encumbered	Central
						Annualized	with secured	Business
			Number of			Rental Obligations	debt	District (CBD) or
		Sub Market	Buildings	Square Feet	Leased % (1)	Per Leased SF (2)	(Y/N)	Suburban (S)
Boston
Office
	200 Clarendon Street	CBD Boston MA	1	1,764,440	92.1%	$62.74	N	CBD
	100 Federal Street (55% ownership)	CBD Boston MA	1	1,247,849	93.5%	54.44	N	CBD
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,538	95.2%	61.09	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	97.3%	62.65	N	CBD
	Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	69.80	N	CBD
(3)(4)	Prudential Center (retail shops)	CBD Boston MA	1	594,109	95.6%	87.99	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,584	90.3%	49.55	N	CBD
(5)	888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	88.7%	68.51	N	CBD
(3)	Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.44	N	CBD

			9	7,422,357	94.3%	$63.28

	355 Main Street	East Cambridge MA	1	265,342	100.0%	$66.01	N	CBD
	90 Broadway	East Cambridge MA	1	223,771	100.0%	52.75	N	CBD
	255 Main Street	East Cambridge MA	1	215,629	98.8%	55.41	N	CBD
	300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.13	N	CBD
	150 Broadway	East Cambridge MA	1	177,226	100.0%	47.57	N	CBD
	105 Broadway	East Cambridge MA	1	152,664	100.0%	62.51	N	CBD
	325 Main Street	East Cambridge MA	1	115,361	100.0%	49.67	N	CBD
	250 Binney Street	East Cambridge MA	1	67,362	100.0%	44.40	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	47.80	Y	CBD

			9	1,607,828	99.8%	$54.52

	Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	997,209	90.3%	$40.80	N	S
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	99.0%	37.22	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	37.96	N	S
	Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.54	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	93.4%	37.34	N	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	298,890	92.2%	36.56	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	256,245	94.7%	37.39	N	S
	10 CityPoint	Route 128 Mass Turnpike MA	1	241,199	96.8%	48.70	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	48.18	N	S
(6)	1265 Main Street (50% ownership)	Route 128 Mass Turnpike MA	1	114,969	100.0%	44.81	Y	S
(5)	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	0.0%	—	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	41.24	N	S
	Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	19.47	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,693	68.4%	28.14	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	93.2%	28.03	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	37.87	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	43.43	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.33	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	42.77	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	37.89	N	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	40.50	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	45.38	N	S
(3)	The Point	Route 128 Northwest MA	1	16,300	84.7%	57.65	N	S

			31	4,884,630	91.9%	$39.35

		Total Boston Office:	49	13,914,815	94.1%	$53.95

Residential
	The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

		Total Boston Residential:	1	87,097

Hotel
	Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260			N	CBD

		Total Boston Hotel:	1	334,260

		Total Boston:	51	14,336,172

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is a retail property.
(4)	Includes approximately 54,000 square feet of retail space, that was a part of 888 Boylston Street during development, that is excluded from Same Property analysis.
(5)	Not included in Same Property analysis.
(6)	This is an unconsolidated joint venture property.

FOURTH QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of December 31, 2017

								Central
						Annualized	Encumbered	Business
			Number of			Rental Obligations	with secured	District (CBD) or
		Sub Market	Buildings	Square Feet	Leased % (1)	Per Leased SF (2)	debt (Y/N)	Suburban (S)
New York
Office
	767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,855,282	90.6%	$150.18	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,723,871	75.8%	86.35	N	CBD
(3)	601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,437,044	98.7%	96.27	Y	CBD
	599 Lexington Avenue	Park Avenue NY	1	1,062,601	94.5%	90.29	N	CBD
	Times Square Tower (55% ownership)	Times Square NY	1	1,252,109	95.8%	79.23	N	CBD
	250 West 55th Street	Times Square / West Side NY	1	981,143	89.2%	88.24	N	CBD
	510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	96.9%	126.53	N	CBD
(4)	540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,715	88.9%	98.63	Y	CBD

			8	8,951,363	90.3%	$103.10

	One Tower Center	East Brunswick NJ	1	412,997	37.3%	$30.80	N	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	35.00	N	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.79	N	S
	210 Carnegie Center	Princeton NJ	1	159,468	100.0%	37.85	N	S
	212 Carnegie Center	Princeton NJ	1	151,547	54.6%	37.48	N	S
	214 Carnegie Center	Princeton NJ	1	148,942	61.2%	36.34	N	S
	506 Carnegie Center	Princeton NJ	1	140,312	29.9%	40.17	N	S
	508 Carnegie Center	Princeton NJ	1	134,433	100.0%	34.92	N	S
	202 Carnegie Center	Princeton NJ	1	134,381	82.5%	38.21	N	S
	804 Carnegie Center	Princeton NJ	1	130,000	100.0%	37.10	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.75	N	S
	101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.48	N	S
	502 Carnegie Center	Princeton NJ	1	121,460	71.8%	35.89	N	S
	701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.76	N	S
	104 Carnegie Center	Princeton NJ	1	102,830	39.8%	36.15	N	S
(5)	103 Carnegie Center	Princeton NJ	1	96,332	77.7%	28.75	N	S
	105 Carnegie Center	Princeton NJ	1	69,955	56.3%	32.99	N	S
	302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.74	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.40	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	34.36	N	S

			19	2,680,641	75.5%	$35.04

		Total New York:	27	11,632,004	86.9%	$89.46

San Francisco and Los Angeles
Office
	Embarcadero Center Four	CBD San Francisco CA	1	938,749	87.8%	$69.95	N	CBD
	Embarcadero Center One	CBD San Francisco CA	1	832,030	93.0%	63.44	N	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	789,114	94.6%	67.77	N	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	781,475	89.7%	62.13	N	CBD
	680 Folsom Street	CBD San Francisco CA	2	524,793	98.9%	61.23	N	CBD
	535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	75.34	N	CBD
	690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	72.62	N	CBD

			8	4,199,476	92.8%	$66.09

	601 and 651 Gateway	South San Francisco CA	2	506,279	100.0%	$41.52	N	S
	611 Gateway	South San Francisco CA	1	260,197	29.8%	39.45	N	S
	Mountain View Research Park	Mountain View CA	15	540,433	94.3%	46.87	N	S
	2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	66.38	N	S
	453 Ravendale Drive	Mountain View CA	1	29,620	65.7%	38.29	N	S
(6)	3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	22.22	N	S
(6)	North First Business Park	San Jose CA	5	190,636	54.9%	24.31	N	S

			26	1,886,923	83.6%	$41.53

(4)	Colorado Center (50.0% ownership)	West Los Angeles CA	6	1,117,551	85.6%	$58.32	Y	CBD

		Total San Francisco and
		Los Angeles:	40	7,203,950	89.3%	$58.91

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Excludes the portion that was removed from the in-service portfolio in Q3 2016 as part of a planned redevelopment. For additional detail, see page 45.
(4)	This is an unconsolidated joint venture property.
(5)	Not included in Same Property analysis.
(6)	Property held for redevelopment.

FOURTH QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of December 31, 2017

		Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Rental Obligations Per Leased SF (2)		Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	631,029	100.0%		$60.89		N	CBD
(3)	500 E Street, S.W.	Southwest Washington DC	1	262,202	100.0%		45.49		N	CBD
(4)(5)	Metropolitan Square (20% ownership)	East End Washington DC	1	606,927	74.8%		62.95		Y	CBD
(4)	901 New York Avenue (25% ownership)	East End Washington DC	1	539,435	90.9%		66.99		Y	CBD
	601 Massachusetts Avenue	East End Washington DC	1	478,818	96.4%		75.30		N	CBD
(4)	Market Square North (50% ownership)	East End Washington DC	1	416,043	76.6%		67.02		Y	CBD
	2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		91.54		N	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%		48.30		N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	253,145	86.8%		61.47		N	CBD
	Sumner Square	CBD Washington DC	1	208,892	98.5%		51.91		N	CBD
(4)	500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,860	100.0%		70.07		Y	CBD

			11	4,401,553	92.0%		$65.44

	South of Market	Reston VA	3	623,666	98.7%		$56.84		N	S
	Fountain Square	Reston VA	2	518,345	88.0%		50.32		N	S
	One Freedom Square	Reston VA	1	432,585	92.8%		49.51		N	S
	Two Freedom Square	Reston VA	1	421,757	100.0%		47.96		N	S
	One and Two Discovery Square	Reston VA	2	366,990	97.7%		46.25		N	S
	One Reston Overlook	Reston VA	1	319,519	100.0%		40.01		N	S
	Reston Corporate Center	Reston VA	2	261,046	100.0%		40.76		N	S
	Democracy Tower	Reston VA	1	259,441	100.0%		62.10		N	S
(6)	Fountain Square Retail	Reston VA	1	237,209	96.6%		52.22		N	S
	Two Reston Overlook	Reston VA	1	134,615	100.0%		39.45		N	S

			15	3,575,173	96.7%		$49.57

	Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%		$51.85		N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	179,421	50.2%		29.41		N	S
	New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%		42.87		N	S
	New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%		35.55		Y	S
	Kingstowne Two	Springfield VA	1	156,251	79.0%		39.46		N	S
	Kingstowne One	Springfield VA	1	151,483	78.3%		41.41		N	S
	7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.93		N	S
	7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		23.10		N	S
	8000 Grainger Court	Springfield VA	1	88,775	100.0%		21.08		N	S
(6)	Kingstowne Retail	Springfield VA	1	88,288	100.0%		36.56		N	S
	7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.63		N	S
	7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		29.01		N	S
	7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		15.44		N	S
	7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.05		N	S
	8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.70		N	S
	7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.69		N	S
	7300 Boston Boulevard	Springfield VA	1	32,000	0.0%		—		N	S
	7375 Boston Boulevard	Springfield VA	1	26,865	100.0%		26.41		N	S
(4)	Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79		Y	S
(4)	Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—		Y	S
(4)	Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	75.2%		30.57		Y	S
(4)	Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	34.6%		95.81		Y	S

			22	2,595,911	82.6%		$35.03

		Total Washington Office:	48	10,572,637	91.3%		$53.00

Residential
	The Avant at Reston Town Center (359 units)	Reston VA	1	355,374					N	S

		Total Washington Residential:	1	355,374

		Total Washington, DC:	49	10,928,011

		Total In-Service Properties:	167	44,100,137	90.7	%(7)	$63.66	(7)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	On January 9, 2018, the Company completed the sale of this property. For additional information, reference the Company’s fourth quarter earnings press release.
(4)	This is an unconsolidated joint venture property.
(5)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square, completed the sale of an 80% interest in the joint venture. Prior to the sale, the Company owned a 51% interest in the joint venture. Following the sale, the Company continues to own a 20% interest in the joint venture. As a result, 31% of operating activities prior to the sale is not included in the Company’s Same Property analysis.
(6)	This is a retail property.
(7)	Excludes Hotel and Residential properties. For disclosures relating to the Company’s Hotel and Residential properties, see page 24.

FOURTH QUARTER 2017

OCCUPANCY BY LOCATION

Total In-Service Properties (1)

	CBD		Suburban		Total
Location	31-Dec-17	31-Dec-16	31-Dec-17	31-Dec-16	31-Dec-17	31-Dec-16
Boston	95.3%	91.8%	91.9%	88.7%	94.1%	90.7%
New York	90.3%	94.2%	75.5%	76.4%	86.9%	90.2%
San Francisco and Los Angeles	91.3%	90.6%	83.6%	87.6%	89.3%	89.8%
Washington, DC	92.0%	92.2%	90.8%	88.3%	91.3%	89.9%

Total Portfolio	92.4%	92.4%	87.7%	86.4%	90.7%	90.2%

Same Property Portfolio (1) (2)

	CBD		Suburban		Total
Location	31-Dec-17	31-Dec-16	31-Dec-17	31-Dec-16	31-Dec-17	31-Dec-16
Boston	95.8%	91.7%	93.3%	89.2%	94.9%	90.8%
New York	90.3%	94.2%	75.5%	76.4%	87.0%	90.2%
San Francisco and Los Angeles	91.3%	90.6%	83.6%	87.6%	89.3%	89.8%
Washington, DC	92.0%	92.2%	90.8%	88.3%	91.3%	89.9%

Total Portfolio	92.5%	92.4%	88.1%	86.5%	90.9%	90.3%

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to the Company’s definition of Same Properties, see page 48.

FOURTH QUARTER 2017

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)

		% of BXP’s Share of
	Tenant	Annualized Rental Obligations
1.	Arnold & Porter Kaye Scholer	3.22%
2.	US Government	2.71%
3.	Biogen	1.93%
4.	Kirkland & Ellis	1.71%
5.	Shearman & Sterling	1.71%
6.	Ropes & Gray	1.56%
7.	O’Melveny & Myers	1.28%
8.	Google	1.27%
9.	Wellington Management	1.21%
10.	Bank of America	1.17%
11.	Starr Indemnity & Liability Co.	1.16%
12.	Weil Gotshal & Manges	1.05%
13.	Aramis (Estee Lauder)	1.01%
14.	Mass Financial Services	0.97%
15.	Citibank	0.89%
16.	Microsoft	0.86%
17.	Hunton & Williams	0.85%
18.	Morrison & Foerster	0.84%
19.	WeWork	0.83%
20.	Smithsonian Institution	0.79%

	BXP’s Share of Annualized Rental Obligations	27.02%

	BXP’s Share of Square Feet	22.32%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Square Feet
salesforce.com	Salesforce Tower	886,000	(3)
Marriott International	7750 Wisconsin Avenue	722,000	(4)
US Government	6595 Springfield Center Drive	625,000
Akamai Technologies	145 Broadway	477,000

TENANT DIVERSIFICATION (1)

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations and Rental Obligations, see pages 47-48.
(2)	Represents leases signed with occupancy commencing in the future.
(3)	As of December 31, 2017, approximately 100,000 square feet has been placed in-service.
(4)	Subject to adjustment based on final building design, which is currently estimated to be approximately 740,000 rentable square feet, see page 45.

FOURTH QUARTER 2017

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	238,416	$12,860,091	$53.94	$12,860,091	$53.94	0.61	%(4)
2018	1,494,085	93,148,101	62.34	93,591,073	62.64	3.84%
2019	3,236,284	166,391,887	51.41	169,215,570	52.29	8.31%
2020	4,019,717	248,602,065	61.85	252,563,118	62.83	10.32%
2021	3,740,678	199,990,992	53.46	211,656,341	56.58	9.60%
2022	4,031,493	246,072,799	61.04	257,031,640	63.76	10.35%
2023	1,737,479	97,541,176	56.14	110,261,480	63.46	4.46%
2024	3,019,318	177,627,452	58.83	192,350,137	63.71	7.75%
2025	2,495,962	144,303,377	57.81	163,445,961	65.48	6.41%
2026	2,618,481	196,750,472	75.14	217,089,530	82.91	6.72%
Thereafter	10,164,908	698,817,204	68.75	897,889,416	88.33	26.10%

IN-SERVICE RETAIL PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	3,277	$318,757	$97.27	$318,757	$97.27	0.16	%(4)
2018	80,421	16,145,372	200.76	16,399,239	203.92	3.91%
2019	118,818	8,443,154	71.06	9,203,262	77.46	5.77%
2020	198,836	12,814,738	64.45	12,861,292	64.68	9.66%
2021	150,963	21,233,849	140.66	22,785,426	150.93	7.33%
2022	240,960	18,728,167	77.72	19,298,301	80.09	11.71%
2023	206,303	16,641,466	80.67	17,996,292	87.23	10.02%
2024	115,562	10,864,784	94.02	12,320,161	106.61	5.61%
2025	132,139	8,888,365	67.27	9,783,872	74.04	6.42%
2026	111,807	13,823,596	123.64	16,143,593	144.39	5.43%
Thereafter	699,289	60,351,080	86.30	96,869,238	138.53	33.97%

TOTAL IN-SERVICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	241,693	$13,178,848	$54.53	$13,178,848	$54.53	0.59	%(4)
2018	1,574,506	109,293,473	69.41	109,990,312	69.86	3.84%
2019	3,355,102	174,835,041	52.11	178,418,832	53.18	8.18%
2020	4,218,553	261,416,803	61.97	265,424,410	62.92	10.29%
2021	3,891,641	221,224,842	56.85	234,441,767	60.24	9.49%
2022	4,272,453	264,800,966	61.98	276,329,942	64.68	10.42%
2023	1,943,782	114,182,643	58.74	128,257,772	65.98	4.74%
2024	3,134,880	188,492,236	60.13	204,670,298	65.29	7.64%
2025	2,628,101	153,191,742	58.29	173,229,833	65.91	6.41%
2026	2,730,288	210,574,068	77.13	233,233,122	85.42	6.66%
Thereafter	10,864,197	759,168,283	69.88	994,758,653	91.56	26.49%

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	129,975	$7,293,283	$56.11	$7,293,283	$56.11	(4)
2018	301,377	11,991,733	39.79	12,004,319	39.83
2019	768,442	36,606,486	47.64	36,741,792	47.81
2020	560,530	27,895,995	49.77	28,842,108	51.46
2021	1,088,879	44,534,651	40.90	45,562,848	41.84
2022	1,523,763	79,421,799	52.12	80,878,668	53.08
2023	692,538	35,333,026	51.02	40,332,926	58.24
2024	833,442	40,729,145	48.87	43,080,677	51.69
2025	1,093,249	62,034,817	56.74	69,436,611	63.51
2026	1,063,282	71,751,228	67.48	78,900,356	74.20
Thereafter	4,056,465	214,186,106	52.80	255,394,320	62.96

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	3	$193,000	$64,333.32	$193,000	$64,333.32	(4)
2018	27,714	3,463,984	124.99	3,463,984	124.99
2019	11,787	1,988,674	168.72	1,992,032	169.00
2020	93,218	6,190,455	66.41	6,305,591	67.64
2021	30,208	2,468,156	81.71	2,575,611	85.26
2022	110,729	7,228,345	65.28	7,309,280	66.01
2023	80,258	7,852,405	97.84	8,310,597	103.55
2024	72,205	4,404,860	61.00	4,834,235	66.95
2025	30,224	3,806,380	125.94	4,159,596	137.63
2026	18,912	5,121,496	270.81	5,945,295	314.37
Thereafter	371,482	23,307,131	62.74	25,181,225	67.79

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	129,978	$7,486,283	$57.60	$7,486,283	$57.60	(4)
2018	329,091	15,455,717	46.96	15,468,303	47.00
2019	780,229	38,595,160	49.47	38,733,825	49.64
2020	653,748	34,086,450	52.14	35,147,699	53.76
2021	1,119,087	47,002,807	42.00	48,138,459	43.02
2022	1,634,492	86,650,144	53.01	88,187,948	53.95
2023	772,796	43,185,430	55.88	48,643,522	62.94
2024	905,647	45,134,005	49.84	47,914,913	52.91
2025	1,123,473	65,841,196	58.61	73,596,208	65.51
2026	1,082,194	76,872,725	71.03	84,845,652	78.40
Thereafter	4,427,947	237,493,237	53.64	280,575,545	63.36

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	129,975	7,293,283	56.11	7,293,283	56.11	(4)

Total 2017	129,975	$7,293,283	$56.11	$7,293,283	$56.11

Q1 2018	35,453	$1,281,320	$36.14	$1,281,320	$36.14
Q2 2018	95,651	3,516,928	36.77	3,516,928	36.77
Q3 2018	24,486	981,372	40.08	981,372	40.08
Q4 2018	145,787	6,212,113	42.61	6,224,699	42.70

Total 2018	301,377	$11,991,733	$39.79	$12,004,319	$39.83

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	3	193,000	64,333.32	193,000	64,333.32	(4)

Total 2017	3	$193,000	$64,333.32	$193,000	$64,333.32

Q1 2018	8,001	$985,956	$123.23	$985,956	$123.23
Q2 2018	88	9,680	110.00	9,680	110.00
Q3 2018	194	193,062	995.17	193,062	995.17
Q4 2018	19,431	2,275,286	117.10	2,275,286	117.10

Total 2018	27,714	$3,463,984	$124.99	$3,463,984	$124.99

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	129,978	7,486,283	57.60	7,486,283	57.60	(4)

Total 2017	129,978	$7,486,283	$57.60	$7,486,283	$57.60

Q1 2018	43,454	$2,267,275	$52.18	$2,267,275	$52.18
Q2 2018	95,739	3,526,608	36.84	3,526,608	36.84
Q3 2018	24,680	1,174,434	47.59	1,174,434	47.59
Q4 2018	165,218	8,487,400	51.37	8,499,986	51.45

Total 2018	329,091	$15,455,717	$46.96	$15,468,303	$47.00

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	34,351	$2,263,191	$65.88	$2,263,191	$65.88	(4)
2018	482,197	41,764,044	86.61	41,841,387	86.77
2019	458,181	31,857,943	69.53	32,862,478	71.72
2020	1,433,293	114,977,548	80.22	114,964,929	80.21
2021	400,964	35,125,643	87.60	35,504,349	88.55
2022	906,634	83,716,658	92.34	84,902,762	93.65
2023	187,158	13,279,366	70.95	14,294,874	76.38
2024	1,086,352	75,440,194	69.44	82,135,987	75.61
2025	554,375	40,251,480	72.61	44,249,749	79.82
2026	867,569	71,766,411	82.72	76,327,428	87.98
Thereafter	3,293,444	305,886,142	92.88	410,312,661	124.58

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	—	$—	$—	$—	$—
2018	14,052	9,900,333	704.55	10,167,078	723.53
2019	—	—	—	—	—
2020	14,562	789,723	54.23	575,874	39.55
2021	26,225	12,704,596	484.45	13,713,757	522.93
2022	50,346	7,140,609	141.83	7,378,059	146.55
2023	1,847	1,893,637	1,025.25	2,256,696	1,221.82
2024	11,919	4,419,121	370.76	5,225,743	438.44
2025	1,872	656,702	350.80	732,638	391.37
2026	34,807	4,665,743	134.05	5,719,108	164.31
Thereafter	129,097	28,402,530	220.01	61,221,133	474.23

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	34,351	$2,263,191	$65.88	$2,263,191	$65.88	(4)
2018	496,249	51,664,377	104.11	52,008,466	104.80
2019	458,181	31,857,943	69.53	32,862,478	71.72
2020	1,447,855	115,767,270	79.96	115,540,802	79.80
2021	427,189	47,830,239	111.97	49,218,105	115.21
2022	956,980	90,857,268	94.94	92,280,821	96.43
2023	189,005	15,173,003	80.28	16,551,571	87.57
2024	1,098,271	79,859,315	72.71	87,361,730	79.54
2025	556,247	40,908,182	73.54	44,982,387	80.87
2026	902,376	76,432,154	84.70	82,046,537	90.92
Thereafter	3,422,541	334,288,672	97.67	471,533,794	137.77

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	34,351	2,263,191	65.88	2,263,191	65.88	(4)

Total 2017	34,351	$2,263,191	$65.88	$2,263,191	$65.88

Q1 2018	148,483	$13,301,560	$89.58	$13,363,838	$90.00
Q2 2018	93,732	10,156,004	108.35	10,156,004	108.35
Q3 2018	178,005	14,068,724	79.04	14,068,724	79.04
Q4 2018	61,977	4,237,756	68.38	4,252,821	68.62

Total 2018	482,197	$41,764,044	$86.61	$41,841,387	$86.77

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	—	—	—	—	—

Total 2017	—	$—	$—	$—	$—

Q1 2018	4,600	$357,428	$77.70	$357,428	$77.70
Q2 2018	2,177	480,551	220.74	480,551	220.74
Q3 2018	—	—	—	—	—
Q4 2018	7,275	9,062,353	1,245.68	9,329,099	1,282.35

Total 2018	14,052	$9,900,333	$704.55	$10,167,078	$723.53

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	34,351	2,263,191	65.88	2,263,191	65.88	(4)

Total 2017	34,351	$2,263,191	$65.88	$2,263,191	$65.88

Q1 2018	153,083	$13,658,988	$89.23	$13,721,266	$89.63
Q2 2018	95,909	10,636,555	110.90	10,636,555	110.90
Q3 2018	178,005	14,068,724	79.04	14,068,724	79.04
Q4 2018	69,252	13,300,110	192.05	13,581,920	196.12

Total 2018	496,249	$51,664,377	$104.11	$52,008,466	$104.80

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	—	$—	$—	$—	$—
2018	239,670	14,554,595	60.73	14,592,222	60.88
2019	879,597	43,620,371	49.59	44,914,912	51.06
2020	687,661	44,268,697	64.38	44,962,932	65.39
2021	1,022,864	52,374,403	51.20	57,460,532	56.18
2022	865,627	48,981,905	56.59	53,653,000	61.98
2023	352,459	23,992,304	68.07	27,178,142	77.11
2024	450,282	27,526,689	61.13	28,697,137	63.73
2025	338,088	19,760,031	58.45	23,531,316	69.60
2026	280,908	20,153,689	71.74	23,125,823	82.33
Thereafter	958,691	64,524,230	67.30	86,724,975	90.46

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	—	$—	$—	$—	$—
2018	16,705	1,195,151	71.54	1,179,827	70.63
2019	13,325	715,632	53.71	725,413	54.44
2020	31,336	1,974,643	63.02	2,047,392	65.34
2021	22,163	1,456,377	65.71	1,520,608	68.61
2022	40,589	1,912,485	47.12	2,045,374	50.39
2023	39,592	2,225,404	56.21	2,345,403	59.24
2024	9,388	652,687	69.52	730,329	77.79
2025	22,933	1,478,050	64.45	1,671,387	72.88
2026	24,494	1,760,789	71.89	1,980,777	80.87
Thereafter	65,228	2,963,184	45.43	3,766,739	57.75

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	—	$—	$—	$—	$—
2018	256,375	15,749,745	61.43	15,772,050	61.52
2019	892,922	44,336,003	49.65	45,640,326	51.11
2020	718,997	46,243,340	64.32	47,010,324	65.38
2021	1,045,027	53,830,780	51.51	58,981,140	56.44
2022	906,216	50,894,391	56.16	55,698,374	61.46
2023	392,051	26,217,708	66.87	29,523,544	75.31
2024	459,670	28,179,376	61.30	29,427,466	64.02
2025	361,021	21,238,081	58.83	25,202,703	69.81
2026	305,402	21,914,478	71.76	25,106,599	82.21
Thereafter	1,023,919	67,487,415	65.91	90,491,714	88.38

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

FOURTH QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Quarterly Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	—	—	—	—	—

Total 2017	—	$—	$—	$—	$—

Q1 2018	129,749	$8,719,137	$67.20	$8,719,137	$67.20
Q2 2018	51,307	2,965,034	57.79	2,972,305	57.93
Q3 2018	28,021	1,366,657	48.77	1,369,139	48.86
Q4 2018	30,593	1,503,767	49.15	1,531,641	50.07

Total 2018	239,670	$14,554,595	$60.73	$14,592,222	$60.88

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	—	—	—	—	—

Total 2017	—	$—	$—	$—	$—

Q1 2018	2,288	$191,733	$83.80	$191,733	$83.80
Q2 2018	400	45,203	113.01	45,203	113.01
Q3 2018	2,771	137,352	49.57	137,352	49.57
Q4 2018	11,246	820,862	72.99	805,539	71.63

Total 2018	16,705	$1,195,151	$71.54	$1,179,827	$70.63

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	—	—	—	—	—

Total 2017	—	$—	$—	$—	$—

Q1 2018	132,037	$8,910,871	$67.49	$8,910,871	$67.49
Q2 2018	51,707	3,010,237	58.22	3,017,508	58.36
Q3 2018	30,792	1,504,009	48.84	1,506,491	48.92
Q4 2018	41,839	2,324,629	55.56	2,337,181	55.86

Total 2018	256,375	$15,749,745	$61.43	$15,772,050	$61.52

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

FOURTH QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	74,090	$3,303,616	$44.59	$3,303,616	$44.59	(4)
2018	470,841	24,837,729	52.75	25,153,144	53.42
2019	1,130,064	54,307,088	48.06	54,696,387	48.40
2020	1,338,233	61,459,826	45.93	63,793,149	47.67
2021	1,227,971	67,956,295	55.34	73,128,612	59.55
2022	735,469	33,952,437	46.16	37,597,210	51.12
2023	505,324	24,936,481	49.35	28,455,539	56.31
2024	649,242	33,931,423	52.26	38,436,335	59.20
2025	510,250	22,257,049	43.62	26,228,285	51.40
2026	406,722	33,079,143	81.33	38,735,922	95.24
Thereafter	1,856,308	114,220,725	61.53	145,457,460	78.36

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	3,274	$125,757	$38.41	$125,757	$38.41	(4)
2018	21,950	1,585,905	72.25	1,588,349	72.36
2019	93,706	5,738,847	61.24	6,485,816	69.21
2020	59,720	3,859,917	64.63	3,932,436	65.85
2021	72,367	4,604,721	63.63	4,975,450	68.75
2022	39,296	2,446,727	62.26	2,565,589	65.29
2023	84,606	4,670,020	55.20	5,083,597	60.09
2024	22,050	1,388,117	62.95	1,529,854	69.38
2025	77,110	2,947,234	38.22	3,220,250	41.76
2026	33,594	2,275,568	67.74	2,498,412	74.37
Thereafter	133,482	5,678,234	42.54	6,700,141	50.20

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	77,364	$3,429,373	$44.33	$3,429,373	$44.33	(4)
2018	492,791	26,423,634	53.62	26,741,493	54.27
2019	1,223,770	60,045,935	49.07	61,182,204	49.99
2020	1,397,953	65,319,744	46.73	67,725,585	48.45
2021	1,300,338	72,561,016	55.80	78,104,063	60.06
2022	774,765	36,399,164	46.98	40,162,799	51.84
2023	589,930	29,606,501	50.19	33,539,135	56.85
2024	671,292	35,319,540	52.61	39,966,189	59.54
2025	587,360	25,204,283	42.91	29,448,535	50.14
2026	440,316	35,354,711	80.29	41,234,334	93.65
Thereafter	1,989,790	119,898,959	60.26	152,157,601	76.47

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	74,090	3,303,616	44.59	3,303,616	44.59	(4)

Total 2017	74,090	$3,303,616	$44.59	$3,303,616	$44.59

Q1 2018	63,369	$2,962,165	$46.74	$2,972,553	$46.91
Q2 2018	157,242	9,227,437	58.68	9,370,247	59.59
Q3 2018	122,516	6,338,811	51.74	6,401,817	52.25
Q4 2018	127,714	6,309,315	49.40	6,408,527	50.18

Total 2018	470,841	$24,837,729	$52.75	$25,153,144	$53.42

RETAIL

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	3,274	125,757	38.41	125,757	38.41	(4)

Total 2017	3,274	$125,757	$38.41	$125,757	$38.41

Q1 2018	3,467	$258,554	$74.58	$258,554	$74.58
Q2 2018	6,617	434,134	65.61	434,134	65.61
Q3 2018	660	64,023	97.01	64,023	97.01
Q4 2018	11,206	829,193	74.00	831,638	74.21

Total 2018	21,950	$1,585,905	$72.25	$1,588,349	$72.36

TOTAL PROPERTY TYPES

Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	—	—	—	—	—
Q4 2017	77,364	3,429,373	44.33	3,429,373	44.33	(4)

Total 2017	77,364	$3,429,373	$44.33	$3,429,373	$44.33

Q1 2018	66,836	$3,220,720	$48.19	$3,231,108	$48.34
Q2 2018	163,859	9,661,571	58.96	9,804,381	59.83
Q3 2018	123,176	6,402,834	51.98	6,465,840	52.49
Q4 2018	138,920	7,138,509	51.39	7,240,164	52.12

Total 2018	492,791	$26,423,634	$53.62	$26,741,493	$54.27

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

FOURTH QUARTER 2017

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco and Los Angeles
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	125,303	$7,378,993	$58.89	$7,378,993	$58.89	(4)	—	$—	$—	$—	$—
2018	111,460	7,767,188	69.69	7,771,485	69.72		186,977	13,112,775	70.13	13,119,795	70.17
2019	359,669	22,448,175	62.41	22,493,810	62.54		379,136	22,902,154	60.41	23,412,546	61.75
2020	332,262	20,861,961	62.79	21,616,970	65.06		617,578	41,651,192	67.44	42,159,264	68.27
2021	421,381	24,816,503	58.89	24,996,900	59.32		699,346	44,145,101	63.12	48,705,333	69.64
2022	1,030,680	63,295,471	61.41	64,774,892	62.85		461,731	29,635,598	64.18	32,377,909	70.12
2023	458,390	30,956,450	67.53	35,315,312	77.04		326,131	21,774,405	66.77	24,520,584	75.19
2024	348,466	21,257,845	61.00	23,008,544	66.03		435,158	27,194,729	62.49	28,216,475	64.84
2025	629,204	41,502,768	65.96	47,267,116	75.12		355,379	21,037,412	59.20	24,949,341	70.20
2026	949,605	72,085,992	75.91	79,361,774	83.57		305,402	21,914,478	71.76	25,106,599	82.21
Thereafter	3,723,813	209,439,462	56.24	249,874,514	67.10		1,023,919	67,487,415	65.91	90,491,714	88.38

	New York						Washington, DC
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	13,437	$1,571,170	$116.93	$1,571,170	$116.93	(4)	—	$—	$—	$—	$—
2018	400,997	48,066,096	119.87	48,332,841	120.53		94,113	5,484,297	58.27	5,564,259	59.12
2019	271,328	25,031,962	92.26	25,962,954	95.69		468,760	30,698,280	65.49	31,268,114	66.70
2020	1,124,810	104,445,120	92.86	103,900,224	92.37		466,219	26,710,376	57.29	27,817,363	59.67
2021	312,270	44,085,637	141.18	45,410,826	145.42		592,007	39,884,194	67.37	43,215,888	73.00
2022	890,092	88,530,172	99.46	89,868,037	100.96		129,424	7,966,091	61.55	8,619,105	66.60
2023	107,282	12,667,506	118.08	13,822,863	128.85		51,638	3,321,504	64.32	3,864,532	74.84
2024	684,054	65,475,287	95.72	72,171,691	105.51		193,400	12,948,162	66.95	14,705,364	76.04
2025	286,397	31,175,913	108.86	33,846,216	118.18		86,404	4,622,044	53.49	5,501,394	63.67
2026	717,436	70,490,868	98.25	75,291,450	104.95		354,808	31,032,153	87.46	36,049,549	101.60
Thereafter	3,165,596	324,676,715	102.56	461,453,380	145.77		1,524,627	100,156,156	65.69	127,983,436	83.94

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2017

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	4,675	$107,291	$22.95	$107,291	$22.95	(4)	—	$—	$—	$—	$—
2018	217,631	7,688,529	35.33	7,696,818	35.37		69,398	2,636,970	38.00	2,652,255	38.22
2019	420,560	16,146,985	38.39	16,240,014	38.62		513,786	21,433,849	41.72	22,227,780	43.26
2020	321,486	13,224,489	41.14	13,530,729	42.09		101,419	4,592,148	45.28	4,851,060	47.83
2021	697,706	22,186,304	31.80	23,141,559	33.17		345,681	9,685,679	28.02	10,275,807	29.73
2022	603,812	23,354,673	38.68	23,413,056	38.78		444,485	21,258,792	47.83	23,320,465	52.47
2023	314,406	12,228,980	38.90	13,328,210	42.39		65,920	4,443,304	67.40	5,002,960	75.89
2024	557,181	23,876,160	42.85	24,906,368	44.70		24,512	984,647	40.17	1,210,992	49.40
2025	494,269	24,338,429	49.24	26,329,092	53.27		5,642	200,669	35.57	253,362	44.91
2026	132,589	4,786,733	36.10	5,483,878	41.36		—	—	—	—	—
Thereafter	704,134	28,053,776	39.84	30,701,031	43.60		—	—	—	—	—

	New York						Washington, DC
				Annualized						Annualized
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	20,914	$692,021	$33.09	$692,021	$33.09	(4)	77,364	$3,429,373	$44.33	$3,429,373	$44.33	(4)
2018	95,252	3,598,281	37.78	3,675,624	38.59		398,678	20,939,337	52.52	21,177,234	53.12
2019	186,853	6,825,981	36.53	6,899,524	36.92		755,010	29,347,655	38.87	29,914,090	39.62
2020	323,045	11,322,150	35.05	11,640,579	36.03		931,734	38,609,368	41.44	39,908,221	42.83
2021	114,919	3,744,602	32.58	3,807,279	33.13		708,331	32,676,822	46.13	34,888,175	49.25
2022	66,888	2,327,095	34.79	2,412,784	36.07		645,341	28,433,072	44.06	31,543,694	48.88
2023	81,723	2,505,497	30.66	2,728,707	33.39		538,292	26,284,997	48.83	29,674,603	55.13
2024	414,217	14,384,028	34.73	15,190,040	36.67		477,892	22,371,378	46.81	25,260,825	52.86
2025	269,850	9,732,270	36.07	11,136,170	41.27		500,956	20,582,239	41.09	23,947,142	47.80
2026	184,940	5,941,286	32.13	6,755,086	36.53		85,508	4,322,558	50.55	5,184,786	60.64
Thereafter	256,945	9,611,957	37.41	10,080,414	39.23		465,163	19,742,803	42.44	24,174,165	51.97

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

FOURTH QUARTER 2017

LEASING ACTIVITY

for the three months ended December 31, 2017

All In-Service Properties

Total
Vacant space available at October 1, 2017 (sf)	4,257,942
Leases expiring or terminated beginning October 1, 2017 through December 31, 2017 (sf)	1,358,020

Total space available for lease (sf)	5,615,962

1st generation leases (sf)	238,716
2nd generation leases with new tenants (sf)	922,775
2nd generation lease renewals (sf)	414,943

Total space leased (sf)	1,576,434

Vacant space available for lease at December 31, 2017 (sf)	4,039,528

Net (increase)/decrease in available space (sf)	218,414

Second generation leasing information: (1)
Leases commencing during the period (sf)	1,337,718
Weighted average lease term (months)	113
Weighted average free rent period (days)	79
Total transaction costs per square foot (2)	$65.82
Increase (decrease) in gross rents (3)	0.50%
Increase (decrease) in net rents (4)	0.22%

	All leases 1st Generation (sf)	All leases 2nd Generation (sf)	Incr (decr) in 2nd gen. gross cash rents (3)	Incr (decr) in 2nd gen. net cash rents (4)	Total Leased (sf) (5)	Total square feet of leases executed in the quarter (6)
Boston	131,485	526,381	6.00%	8.15%	657,866	702,329
New York	4,006	552,752	(3.77%)	(6.68%)	556,758	653,039
San Francisco and Los Angeles	100,172	90,754	62.08%	85.45%	190,926	371,399
Washington, DC	3,053	167,831	(5.87%)	(8.19%)	170,884	665,252

Total / Weighted Average	238,716	1,337,718	0.50%	0.22%	1,576,434	2,392,019

(1)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,337,718 square feet of second generation leases that commenced in Q4 2017, leases for 1,024,217 square feet were signed in prior periods.
(2)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(3)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 950,634 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(4)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 950,634 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(6)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 317,507.

FOURTH QUARTER 2017

ACQUISITIONS/DISPOSITIONS

as of December 31, 2017

ACQUISITIONS

For the period from January 1, 2017 through December 31, 2017

Property	Location	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
103 Carnegie Center	Princeton, NJ	May 15, 2017	96,332	$15,760,000	$2,000,000	$17,760,000	78%
7750 Wisconsin Avenue (50% ownership interest) (1)	Bethesda, MD	August 7, 2017	740,000	20,757,000	190,343,000	211,100,000	100%

Total Acquisitions			836,332	$36,517,000	$192,343,000	$228,860,000	97%

(1)	On August 7, 2017, the Company entered into a joint venture to develop an approximately 722,000 net rentable square foot (subject to adjustment based on final building design) build-to-suit Class A office building and below-grade parking garage at 7750 Wisconsin Avenue in Bethesda, Maryland. The joint venture entered into a lease agreement with an affiliate of Marriott International, Inc., under which Marriott will lease 100% of the office building and garage for a term of 20 years, and the building will serve as Marriott’s new worldwide headquarters. For its initial contribution, the joint venture partner contributed land with an initial fair value of $72.0 million and cash and improvements aggregating approximately $4.9 million. The Company contributed cash and improvements aggregating approximately $20.8 million for its initial contribution, of which $11.0 million was distributed to the joint venture partner.

DISPOSITIONS

For the period from January 1, 2017 through December 31, 2017

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
30 Shattuck Road (land parcel)	Andover, MA	April 19, 2017	N/A	$5,000,000	$4,977,000	$3,739,000
40 Shattuck Road	Andover, MA	June 13, 2017	121,542	12,000,000	11,939,000	28,000
Reston Eastgate (land parcel)	Reston, VA	August 30, 2017	N/A	14,000,000	13,179,000	2,833,000

Total Dispositions			121,542	$31,000,000	$30,095,000	$6,600,000	(1)

(1)	Excludes approximately $1,063,000 of gains on sales of real estate recognized during the year ended December 31, 2017 related to previously deferred gain amounts from sales of real estate occurring in prior years.

FOURTH QUARTER 2017

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of December 31, 2017

							BXP’s Share
Construction Properties	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet		Investment to Date (2)		Estimated Total I Investment (2)		Total Financing		Amount Drawn at December 31, 2017		Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in service (4)
Office and Retail
Salesforce Tower (95% ownership)	Q4 2017	Q3 2019	San Francisco, CA	1	1,400,000		941,871,530		1,073,500,000		(25,389,074	)(5)	(16,385,347	)(5)	140,632,197	97%	7%
The Hub on Causeway (50% ownership)	Q1 2019	Q4 2019	Boston, MA	1	385,000		58,698,604		141,870,000		102,300,000		431,381		—	80%	—
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	1	485,000		90,960,436		375,000,000		—		—		284,039,564	98%	—
Dock 72 (50% ownership)	Q4 2018	Q1 2020	Brooklyn, NY	1	670,000		98,593,962		204,900,000		125,000,000		18,453,624		—	33%	—
6595 Springfield Center Drive (TSA Headquarters)	Q3 2020	Q4 2020	Springfield, VA	1	634,000		43,239,985		313,700,000		—		—		270,460,015	98%	—
20 CityPoint	Q3 2019	Q1 2021	Waltham, MA	1	211,000		15,073,414		97,000,000		—		—		81,926,586	52%
7750 Wisconsin Avenue (Marriott International Headquarters) (50% ownership)	Q3 2022	Q3 2022	Bethesda, MD	1	740,000	(6)	21,415,910		211,100,000		—		—		189,684,090	100%	—

Total Office Properties under Construction				7	4,525,000		$1,269,853,841		$2,417,070,000		$201,910,926		$2,499,658		$966,742,452	85%	5%

Residential
Proto Kendall Square (280 units)	Q2 2018	Q2 2019	Cambridge, MA	1	149,600		$83,670,133		$140,170,000		$—		$—		$56,499,867	N/A	—
Proto Kendall Square - Retail				—	14,400		—		—		—		—		—	26%	—
The Hub on Causeway - Residential (440 units) (50% ownership)	Q4 2019	Q4 2021	Boston, MA	1	320,000		32,587,954		153,500,000		—		—		120,912,046	N/A	—
Signature at Reston (508 units)	Q1 2018	Q2 2020	Reston, VA	1	490,000		194,241,547	(7)	234,854,000	(7)	—		—		40,612,453	N/A	—
Signature at Reston - Retail				—	24,600		—		—		—		—		—	81%	—
MacArthur Station Residences (402 units) (8)	Q2 2020	Q4 2021	Oakland, CA	1	324,000		8,687,255		263,600,000		—		—		254,912,745	N/A	—

Total Residential Properties under Construction				4	1,322,600		$319,186,889		$792,124,000		$—		$—		$472,937,111	61%	—

Redevelopment Properties
191 Spring Street	Q4 2017	Q4 2018	Lexington, MA	1	171,000		$42,813,476		$53,920,000		$—		$—		$11,106,524	88%	46%
One Five Nine East 53rd (55% ownership) (9)	Q4 2018	Q4 2019	New York, NY	—	220,000		65,232,149		106,000,000		—		—		40,767,851	—	—

Total Redevelopment Properties under Construction				1	391,000		$108,045,625		$159,920,000		$—		$—		$51,874,375	38%	18%

Total Properties Under Construction and Redevelopment				12	6,238,600		$1,697,086,355		$3,369,114,000		$201,910,926		$2,499,658		$1,491,553,938	81%	5%

PROJECTS FULLY PLACED IN-SERVICE DURING 2017
							BXP’s Share
	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet		Investment to Date (2)		Estimated Total Investment (2)		Total Financing		Amount Drawn at December 31, 2017		Estimated Future Equity Requirement (2)	Percentage Leased (3)

Prudential Center Retail Expansion	Q1 2016	Q3 2017	Boston, MA	—	15,000		$10,889,905		$10,890,000		$—		$—		$95	100%
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	417,000		248,554,845		265,280,000		—		—		16,725,155	94%
Reservoir Place North	Q1 2019	Q1 2019	Waltham, MA	1	73,000		16,712,119		24,510,000		—		—		7,797,881	—

Total Projects placed In-Service				2	505,000		$276,156,869		$300,680,000		$—		$—		$24,523,131	81%

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Rental Obligations Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Estimated Future SF (11)
North First Business Park	San Jose CA	5	190,636	54.9%	$24.31	N	S	1,359,364
3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	22.22	N	S	413,690

Total Properties held for Redevelopment		6	409,002	79.0%	$22.90			1,773,054

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and capitalized interest has commenced.
(2)	Includes income (loss) and interest carry on debt and equity investment.
(3)	Represents percentage leased as of January 26, 2018, including leases with future commencement dates and excluding residential units.
(4)	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of its partner’s equity requirement, structured as preferred equity. The Company will fund approximately $25.4 million at a rate of LIBOR plus 3.0% per annum and receive priority distributions from all distributions to its partner until the principal and interest are repaid. As of December 31, 2017, the Company has funded $16,385,347.
(6)	Represents estimate of rentable square feet based on current building design.
(7)	Includes approximately $17 million for overbuilding parking structure to support future development requirements and excludes $10 million of the purchase price for the site that is allocated to rights for future development in Reston Town Center.
(8)	Project is subject to a 99 year ground lease (including extension options) with an option to purchase in the future.
(9)	The low-rise portion of 601 Lexington Avenue.
(10)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(11)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels and Land Purchase Options on page 46.

FOURTH QUARTER 2017

VALUE CREATION PIPELINE

as of December 31, 2017

Owned Land Parcels

Approximate
Developable
Location	Square Feet
San Jose, CA (1)	2,199,000
Reston, VA	810,000
Rockville, MD	759,000
Waltham, MA	605,000
Washington, DC (50% ownership)	520,000
Springfield, VA	422,000
Santa Clara, CA (1)	414,000
Marlborough, MA	400,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000

6,979,000

Land Purchase Options

Approximate
Developable
Location	Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Boston, MA (50% ownership)	525,000
Washington, DC	482,000
San Francisco, CA	TBD

5,180,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development listed on page 45.

FOURTH QUARTER 2017

DEFINITIONS

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of BXP’s Share of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP.

Annualized Rental Obligations

Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).

Average Economic Occupancy

Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Average Monthly Rental Rates

Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP, by (B) the number of occupied units for each month within the applicable fiscal period.

Average Physical Occupancy

Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.

Debt to Market Capitalization Ratio

Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units and (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2015, 2016 and 2017 MYLTIP Units are not included.

The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Funds Available for Distribution (FAD) and FAD Payout Ratio

In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

FOURTH QUARTER 2017

DEFINITIONS (continued)

Funds from Operations (FFO)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

In-Service Properties

The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Net Operating Income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization, impairment loss, losses from early extinguishment of debt, losses from interest rate contracts and interest expense, less (2) gains on sales of real estate, development and management services income, income from unconsolidated joint ventures, interest and other income and gains from investments in securities. In some cases the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-lining of rent, fair value lease revenue, ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.

The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.

Rental Obligations

Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.

Same Properties

In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 27-29 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”